                                             Securities Act File No. 333-105799
                                      Investment Company Act File No. 811-21365
================================================================================
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

     Pre-Effective Amendment No. __                                   [X]

     Post-Effective Amendment No. 6                                   [ ]


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


     Amendment No. 6                                                  [X]


                               -----------------

                SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
              (Exact name of registrant as specified in charter)

                               -----------------

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                   (Address of principal executive offices)

                               -----------------

                Registrant's Telephone Number: 212-850-1864 or
                            Toll Free: 800-221-2450

                               -----------------

                         LAWRENCE P. VOGEL, Treasurer
                                100 Park Avenue
                           New York, New York 10017
                    (Name and address of agent for service)

                               -----------------

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b)


[ ] on (date) pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)


[X] 75 days after filing pursuant to paragraph (a)(2)


[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

    If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                                                     PROSPECTUS

                                                            December [  ], 2006


Seligman LaSalle

Real Estate Fund Series, Inc.


          Investing in Equity and Equity-related Securities Issued by Real Estate Companies, such as Real Estate Investment Trusts (REITs)



.. Seligman LaSalle Global Real Estate Fund

.. Seligman LaSalle Monthly Dividend Real Estate Fund



The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.





The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if these Funds are suitable for you.

REFDS1 12/06

[LOGO]

[LOGO]

Table of Contents


This Prospectus contains information about Seligman LaSalle Real Estate Fund Series, Inc. (the "Series"), which consists of two separate funds at the present time: Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund.

The discussion of each Fund includes a summary of the Fund's investment objective(s), principal investment strategies and principal risks, information relating to each Fund's portfolio holdings, past performance (including Subadviser performance), and fees and expenses of the Fund, followed by a more complete discussion of each Fund's investment objective(s), principal investment strategies, other strategies and risks.



     SELIGMAN LASALLE GLOBAL REAL ESTATE FUND..........................  1

     SELIGMAN LASALLE MONTHLY DIVIDEND REAL ESTATE FUND................  9

     PRINCIPAL RISKS OF INVESTING IN THE FUNDS......................... 17

     MANAGEMENT OF THE FUNDS........................................... 21

     SUBADVISERS....................................................... 22

     PORTFOLIO MANAGEMENT.............................................. 22

     SHAREHOLDER INFORMATION........................................... 28

           Deciding Which Class of Shares to Buy....................... 28

           Pricing of Fund Shares...................................... 34

           Opening Your Account........................................ 35

           How to Buy Additional Shares................................ 35

           How to Exchange Shares Among the Seligman Mutual Funds...... 36

           How to Sell Shares.......................................... 36

           Important Policies That May Affect Your Account............. 37

           Frequent Trading of Fund Shares............................. 39

           Dividends and Capital Gain Distributions.................... 40

           Taxes....................................................... 41

           The Seligman Mutual Funds................................... 42

     FINANCIAL HIGHLIGHTS.............................................. 45

     HOW TO CONTACT US................................................. 50

     FOR MORE INFORMATION.................................back cover.......



The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Seligman LaSalle Global Real Estate Fund Summary

Investment Objective:
The Fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.


Principal Investment Strategies:


The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by "Global Real Estate Companies", which are companies that meet one of the following criteria:

.. companies qualifying for U.S. federal income tax purposes as real estate investment trusts ("REITs");

..  entities similar to REITs that are domiciled in countries outside the U.S.;
   or

.. other companies domiciled in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

Under normal market conditions, the Fund anticipates that it will invest primarily in securities issued by Global Real Estate Companies that invest the majority of their assets in real property and derive their income primarily from rents. In the U.S., these companies are typically structured as REITs known as Equity REITs. Under normal market conditions, Global Real Estate Companies in which the Fund will primarily invest will be those that operate in developed countries; however, the Fund may also invest up to 15% of its net assets in securities of companies domiciled in other countries, including emerging markets. The Fund expects under normal market conditions to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer. The Fund will, from time to time, have substantial investments in securities of foreign issuers, including non-U.S. dollar denominated securities.

In selecting investments for the Fund, the Fund's subadvisers (as described in the section entitled "Principal Investment Strategies" on page 6) use both quantitative and qualitative investment criteria to evaluate Global Real Estate Companies.

The Fund intends to pay dividends semi-annually and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is expected that dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.


Principal Risks:

The Fund's net asset value, total return and yield will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Global Fund

Although the values of the securities of Global Real Estate Companies reflect the perceived operating values of these companies and do not always move in tandem with the prices of real estate assets, the Fund is subject to risks associated with the direct ownership of real estate, because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry.
These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, increases in taxes, changes in zoning laws, and property casualty. Please refer to the section entitled "Principal Risks of Investing in the Funds" on page 17 for information on the risks associated with an investment in the Fund. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends and capital gains distributions received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, in the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or particular types of Global Real Estate Companies, the Fund may be subject to certain of these risks to a greater degree.
Global Real Estate Companies tend to be small- to medium-sized companies in relation to the equity markets as a whole. Smaller-company stocks, as a whole, may experience greater price fluctuations than large-company stocks or other types of investments.
Investment in foreign securities, especially those of emerging market countries, will expose the Fund to the direct and indirect consequences of political, social and economic conditions in the countries that issue the securities or in which the issuers or properties are located. Investment in non-U.S. dollar denominated securities subjects the Fund to currency risk.

The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
An investment in the Fund is not a deposit in a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance


The Fund is new and, as such, has no past performance.

Global Fund


Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY
 FROM YOUR INVESTMENT)                    CLASS A    CLASS B CLASS C CLASS D CLASS R
------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)         4.75%          5%      2%      1%      1%
------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on
   Purchases (as a % of offering price)   4.75%/(2)/   none      1%    none    none
------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (CDSC) on
 Redemptions (as a % of original
 purchase price or current net asset
 value, whichever is less)                 none/(2)/     5%      1%      1%      1%
------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS)
------------------------------------------------------------------------------------
(as a percentage of average net assets)
------------------------------------------------------------------------------------
Management Fees                              [  ]      [  ]    [  ]    [  ]    [  ]
------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees  0.25%       1.00%   1.00%   1.00%   0.50%
------------------------------------------------------------------------------------
Other Expenses/(3)/                          [  ]      [  ]    [  ]    [  ]    [  ]
------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
 EXPENSES/(1)/                               [  ]      [  ]    [  ]    [  ]    [  ]
------------------------------------------------------------------------------------
-------------
(1) Less: Expense Reimbursement              [  ]      [  ]    [  ]    [  ]    [  ]
------------------------------------------------------------------------------------
  Net Operating Expenses                     [  ]      [  ]    [  ]    [  ]    [  ]
------------------------------------------------------------------------------------


(2) Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.
(3) Calculations are based on estimated expenses of the Fund for the 2007 fiscal year. Amounts shown exclude organization and offering costs
    estimated at $[      ] which are being paid directly by J. & W. Seligman &
    Co. Incorporated ("Seligman"). Seligman has contractually undertaken to waive its management fee and/or reimburse the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interests on borrowing, and extraordinary expenses) to the extent such expenses exceed 0.41% per annum of the Fund's average daily net assets. This undertaking will remain in effect at least until April 30, 2008.

EXAMPLE


This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses through April 30, 2008 (which reflect the contractual management fee waiver/expense reimbursement described above) and (ii) after April 30, 2008, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                1 YEAR 3 YEARS
------------------------------------------------------------------------------
Class A                                                           $      $
------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------
Class D
------------------------------------------------------------------------------
Class R
------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
                                                                1 YEAR 3 YEARS
------------------------------------------------------------------------------
Class A                                                           $      $
------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------
Class D
------------------------------------------------------------------------------
Class R
------------------------------------------------------------------------------





MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing, and legal fees.

Global Fund



Subadviser Performance

The composite performance information provided below represents the actual performance, adjusted as described below, of a global real estate composite (the "Global Real Estate Composite"), which consists of all separately managed
accounts with assets over [$      ] ("Accounts") managed together by LaSalle
Investment Management (Securities), L.P. ("LaSalle Securities U.S.") and LaSalle Investment Management Securities B.V. ("LaSalle Securities B.V."), the Fund's subadvisers, with substantially similar objectives, policies and strategies as those used to manage the Fund.
THIS INFORMATION IS PROVIDED TO YOU SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF ACCOUNTS OF LASALLE SECURITIES U.S. AND LASALLE SECURITIES B.V. THE HISTORICAL PERFORMANCE DOES NOT INDICATE ANY PAST OR FUTURE PERFORMANCE OF THE FUND.
                         GLOBAL REAL ESTATE COMPOSITE


                                                                  PERFORMANCE RESULTS
                                                              ---------------------------

                          TOTAL
                           FIRM                                  COMPOSITE
                          ASSETS    VALUE OF   % OF   NUMBER  ----------------
                         MANAGED    ACCOUNTS   FIRM     OF     GROSS    NET    UBS  MSCI
YEAR END                (MILLIONS) (MILLIONS) ASSETS ACCOUNTS OF FEES OF FEES INDEX INDEX
-                       -          -          -      -        -----------------
-----------------------------------------------------------------------------------------
2002 (beginning 2/1/02)  $            $          %                 %       %      %     %
-----------------------------------------------------------------------------------------
2003                                             %                 %       %      %     %
-----------------------------------------------------------------------------------------
2004                                             %                 %       %      %     %
-----------------------------------------------------------------------------------------
2005                                             %                 %       %      %     %
-----------------------------------------------------------------------------------------
2006 (through 9/30/06)                           %                 %       %      %     %
-----------------------------------------------------------------------------------------



                                                                         COMPOSITE
                                                                      ----------------
ANNUALIZED RETURNS                                                     GROSS    NET    UBS  MSCI
(PERIODS ENDING SEPTEMBER 30, 2006)                                   OF FEES OF FEES INDEX INDEX
---------------------------------------------------------------------------------------
One Year                                                                   %       %      %     %
-------------------------------------------------------------------------------------------------
Two Years                                                                  %       %      %     %
-------------------------------------------------------------------------------------------------
Three Years                                                                %       %      %     %
-------------------------------------------------------------------------------------------------
Since Inception (2/1/02)                                                   %       %      %     %
-------------------------------------------------------------------------------------------------

-------------
Notes

Results are based on fully discretionary accounts under management, including those accounts no longer with LaSalle Securities U.S. and LaSalle Securities B.V. Gross returns are stated gross of all fees and transaction costs; net returns are reduced by all fees and transaction costs incurred. It is anticipated that shareholders of the Fund will bear higher fees and expenses (e.g. sales charges) than those that were applicable to the Accounts. If the Accounts had been subject to such higher fees and expenses, the Accounts' net returns would have been lower. Balanced portfolio segments are not included in the Global Real Estate Composite. Leverage is not used by the Accounts contained in the Global Real Estate Composite. The performance set forth above was calculated in accordance with Global Investment Performance Standards
(GIPS), which differ from the standardized SEC method of calculating performance.
During the periods shown, the Accounts were managed by applying objectives, policies and strategies that are substantially similar to those used by LaSalle Securities U.S. and LaSalle Securities B.V. in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. The Accounts and the Fund may invest in different securities. Prospective investors should recognize that future performance of the Fund will differ from the performance shown above. The Fund may be unable to invest in certain securities from time to time because they are unavailable, or it may be able to invest only a limited amount of Fund assets in particular investment opportunities. During the period for which performance is shown, the total assets contained in the Accounts were between $5 million and $100 million. The Fund's assets may be substantially different from the Accounts and the size of the Fund may affect the types of investments it makes. The performance information is limited and may not reflect performance in all economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those shown herein. The Accounts were not subject to certain investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Accounts.
The UBS Global Real Estate Investors Index (the "UBS Index") is a subset of the FTSE EPRA/NAREIT Index. This subset includes only those companies focused on the ownership of income-producing real estate. The Morgan Stanley Capital International World Index (the "MSCI Index") is a broad index of over [ ] issuers (as of September 30, 2006) in 23 developed markets in North America, Europe, and the Asia/Pacific region. The MSCI Index includes securities of issuers not operating in the real estate industry.
Indices are unmanaged, do not include any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. No index is directly comparable to the Global Real Estate Composite or the Fund. An investor cannot invest directly in an index. The performance data is set forth solely for the information of the prospective investors in the Fund. The Fund does not restrict its investments to securities included in any index. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

Global Fund



Index Performance Information. The performance information below is for the UBS Index (the Fund's benchmark index) and the MSCI Index, and does not represent the performance of the Fund. This information is designed to assist you in understanding the risks associated with an investment in the Fund. Of course, the past performance of the indices is not an indication of how the Fund will perform in the future.

                                    [CHART]

                 Performance of the UBS Index vs. MSCI Index

              1 Year       3 Years        5 Years         10 years
             --------     ---------      ---------       ----------
UBS Index     28.61%        29.76%         25.46%          16.18%
MSCI Index    14.74%        17.28%         10.53%           7.70%


The indices are unmanaged, do not include any expenses, taxes, fees or charges, and performance is calculated assuming the reinvestment of all distributions. An investor cannot invest directly in an index.

Global Fund



Objective, Principal and Other Investment Strategies, and Risks

Investment Objective

The Fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. This investment objective may be changed by the Series' Board of Directors without shareholder approval.


Principal Investment Strategies


The Fund uses the following principal investment strategies to seek its investment objective:

The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by "Global Real Estate Companies", which are companies that meet one of the following criteria:

.. companies qualifying for U.S. federal income tax purposes as real estate investment trusts (REITs) (as described below);

.. entities similar to REITs that are domiciled in countries outside the U.S./(1)/; or

.. other companies domiciled in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.



REITs (and non-U.S. entities similar to REITs) are companies that invest primarily in income-producing real estate or real estate related loans or interests.

REITs (and non-U.S. entities similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and non-U.S. entities similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. The Fund intends to use dividends and capital gains distributions of REITs and other Global Real Estate Companies to achieve the current income component of its investment objective of total return.

Under normal market conditions, the Fund anticipates that it will invest primarily in securities issued by Global Real Estate Companies that invest the majority of their assets in real property and derive their income primarily from rents. In the U.S., these companies are typically structured as REITs known as Equity REITs.

Under normal market conditions, Global Real Estate Companies in which the Fund will primarily invest will be those that operate in developed countries; however, the Fund may also invest up to 15% of its net assets in securities of companies domiciled in other countries, including emerging markets. Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer. The Fund will, from time to time, have substantial investments in securities of foreign issuers, including non-U.S. dollar denominated securities.


-------------

(1)REITs originated in the U.S.; however, a number of countries around the world have adopted, or are considering adopting, laws to permit the operation of entities structured and/or taxed similar to REITs.

Global Fund



As further described below under the caption entitled "Management of the Fund" and "Subadvisers", the Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V. LaSalle Securities U.S. is responsible for the overall management of the Fund's portfolio of investments, including the allocation of the Fund's net assets among various regions and countries, and making purchases and sales consistent with the Fund's investment objective and strategies (except, as noted below, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe). LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V.

LaSalle Securities B.V. is responsible for making investment decisions, consistent with the Fund's investment objective and strategies, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe, as well as collaborating with LaSalle Securities U.S. on the Fund's portfolio allocation among the various regions and countries. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the qualitative and quantitative investment criteria described below, and on-going discussions between the subadvisers.

In selecting investments for the Fund, the subadvisers use both quantitative and qualitative investment criteria. The quantitative analysis includes use of a proprietary valuation model to rank Global Real Estate Companies on the basis of risk and return. The model is used to determine an "intrinsic value" for these companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, property sectors, markets, the impact of its management, and the public securities markets. The model is applied to companies that qualify for inclusion in the Fund's investment universe. The subadvisers also estimate the net asset value of these companies (i.e., estimated real estate market value of a company's assets less its liabilities). Both the intrinsic value and net asset value calculation results are analyzed in relation to current securities market prices by the subadvisers in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay, the subadvisers evaluate several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties, and considers local, regional and country-related market conditions.

In seeking to achieve the Fund's objective, the subadvisers also consider information derived from extensive research and property management organization of its affiliates located in 125 key markets in more than 50 countries throughout the Americas, Europe and Asia-Pacific. This information is used by the subadvisers in both their quantitative and qualitative analysis.

One or more of four primary factors enter into a decision to sell a security:
(i) the security's price as compared to its intrinsic value and/or net asset value is high relative to other companies in the same sector or the Fund's investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company's risk profile; (iii) the security's percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors.


Other Strategies


The Fund may also invest up to 20% of its net assets in equity and equity-related securities (other than as described above under the heading "Principal Investment Strategies") as well as fixed-income securities of any credit quality of any U.S. or foreign issuer, including Global Real Estate Companies and governmental and corporate issuers. The Fund will not invest directly in real estate.

Global Fund




The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, countries and/or regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.


The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("144A Securities").


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's investment manager pursuant to procedures approved by the Board of Directors of the Series are not included in this limitation.


The Fund does not intend to borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes.


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, social or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective and principal investment strategies, including the Fund's policy of investing at least 80% of its net assets in securities issued by Global Real Estate Companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Series' Board of Directors. The Fund will provide shareholders with at least 60 days' notice before implementing any change in investment objective, or policies that would permit the Fund to invest less than 80% of its net assets in securities issued by Global Real Estate Companies.

There is no guarantee that the Fund will achieve its objective.

Risks

An investment in the Fund is subject to risk, including Common Stock Risk, Convertible Securities Risk, Credit Risk, Currency Risk, Deflation Risk, Emerging Markets Risk, ETF Risk, FDIC Risk, Foreign Securities and Illiquid Securities Risk, Currency Risk, High-Yield Securities Risk, Inflation Risk, Interest Rate Risk, Market Risk, Non-Diversified Risk, Portfolio Turnover Risk, Preferred Securities Risk, Risks of Real Estate Investments and REITs, and Smaller Companies Risk. See "Principal Risks of Investing in the Funds" on page 17 for a description of these risks.

Seligman LaSalle Monthly Dividend Real Estate
Fund Summary


Investment Objectives:
The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

Principal Investment Strategies:

The Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined in the section entitled "Principal Investment Strategies" on page 14), such as real estate investment trusts ("REITs"). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks. The Fund anticipates that it will invest primarily in securities issued by Equity REITs (also as described in the section entitled "Principal Investment Strategies" on page 14) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.

In making investment decisions on behalf of the Fund, the Fund's subadviser uses both quantitative and qualitative investment criteria to evaluate companies.
The Fund intends to pay dividends from its net investment income monthly and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Principal Risks:
The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by issues relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Although the Fund generally will not hold direct investments in real estate, the Fund is subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws, and property casualty. Please refer to the section entitled "Principal Risks of Investing in the Funds" on page 17 for information on the risks associated with an investment in the Fund. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or particular types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

REITs tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than

Monthly Dividend Fund


other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
An investment in the Fund is not a deposit in a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund's Classes compares to three widely-used measures of performance.

The performance information on the following page is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.


The Class A annual total return presented in the bar chart on the following page does not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart on the following page do reflect the effect of the applicable sales charges. Both the bar chart and the table assume that all dividends and capital gains and other distributions, if any, were reinvested.

Since the Fund's inception through April 30, 2005, J. & W. Seligman & Co. Incorporated ("Seligman"), the Fund's manager, voluntarily reimbursed expenses (other than management fees and 12b-1 fees) that exceeded 0.45% per annum of the Fund's average daily net assets. Effective May 1, 2005, Seligman has contractually agreed to reimburse the Fund's "other expenses" (other than management fees, 12b-1 fees and extraordinary expenses) that exceed 0.45% per annum of the Fund's average daily net assets. This undertaking will remain in effect at least until April 30, 2007. Absent such reimbursements, returns shown in both the bar chart and table would have been lower.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same period due to tax benefits from losses realized on the sale of Fund shares.

Monthly Dividend Fund


CLASS A ANNUAL TOTAL RETURN

                                    [CHART]

   2004     2005
  ------   ------
  24.95%    5.34%



            Best quarter return: 12.74% - quarter ended 03/31/2004.

           Worst quarter return: (7.23)% - quarter ended 06/30/2004.

AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05


                                                                       SINCE
                                                               ONE   INCEPTION
                                                               YEAR   7/16/03
  ----------------------------------------------------------------------------
  CLASS A
  ----------------------------------------------------------------------------
  Return before taxes                                          0.35%   16.14%
  ----------------------------------------------------------------------------
  Return after taxes on distributions                         (2.03)   13.53
  ----------------------------------------------------------------------------
  Return after taxes on distributions and sale of Fund shares  1.68    12.67
  ----------------------------------------------------------------------------
  CLASS B                                                     (0.12)   16.66
  ----------------------------------------------------------------------------
  CLASS C                                                      2.64    17.17
  ----------------------------------------------------------------------------
  CLASS D                                                      3.64    17.63
  ----------------------------------------------------------------------------
  CLASS R                                                      4.14    18.16
  ----------------------------------------------------------------------------
  FTSE-NAREIT EQUITY REIT INDEX                               12.16    24.58
  ----------------------------------------------------------------------------
  LIPPER REAL ESTATE FUNDS AVERAGE                            11.75    17.95
  ----------------------------------------------------------------------------
  S&P 500 INDEX                                                4.90    11.65
  ----------------------------------------------------------------------------

-------------

The Lipper Real Estate Funds Average (the "Lipper Average") is an average of all funds that invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The FTSE-NAREIT Equity REIT Index is a commonly used index measuring the performance of all publicly-traded U.S. real estate trusts that are Equity REITs as determined by the National Association of Real Estate Investment Trusts. Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") measures the performance of 500 of the largest US public companies based on market capitalization. The indices are unmanaged, do not include any expenses, taxes, fees, or charges and performance is calculated assuming the reinvestment of all distributions. The Lipper Average does not reflect any sales charges or taxes. An investor cannot invest directly in an average or an index.

Monthly Dividend Fund


Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY
 FROM YOUR INVESTMENT)                     CLASS A   CLASS B CLASS C CLASS D CLASS R
------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)         4.75%          5%      2%      1%      1%
------------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on
   Purchases (as a % of offering price)  4.75%/(2)/   none       1%   none    none
------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales
 Charge (Load) (CDSC) on
 Redemptions (as a % of original
 purchase price or current net asset
 value, whichever is less)                 none/(2)/     5%      1%      1%      1%
------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS)
------------------------------------------------------------------------------------
(as a percentage of average net assets)
------------------------------------------------------------------------------------
Management Fees                           0.90%       0.90%   0.90%   0.90%   0.90%
------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees  0.25%       1.00%   1.00%   1.00%   0.50%
------------------------------------------------------------------------------------
Other Expenses/(3)/                         0.63%     0.63%   0.63%   0.63%   0.63%
------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING
 EXPENSES/(1)/                              1.78%     2.53%   2.53%   2.53%   2.03%
------------------------------------------------------------------------------------
-------------
(1) Less: Expense Reimbursement            (0.18%)   (0.18%) (0.18%) (0.18%) (0.18%)
------------------------------------------------------------------------------------
  Net Operating Expenses                    1.60%     2.35%   2.35%   2.35%   1.85%
------------------------------------------------------------------------------------

(2) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(3) Seligman has contractually undertaken to reimburse the Fund's "other expenses" (other than management fees, 12b-1 fees and extraordinary expenses) to the extent such expenses exceed 0.45% per annum of the Fund's average daily net assets. This undertaking will remain in effect at least until April 30, 2007.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses through April 30, 2007 (which reflect the contractual expense reimbursement described above) and (ii) after April 30, 2007, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------
Class A                                                          $630  $  992  $1,378   $2,456
-----------------------------------------------------------------------------------------------
Class B                                                           738   1,070   1,529    2,668+
-----------------------------------------------------------------------------------------------
Class C                                                           435     863   1,416    2,924
-----------------------------------------------------------------------------------------------
Class D                                                           338     770   1,329    2,852
-----------------------------------------------------------------------------------------------
Class R                                                           288     619   1,077    2,344
-----------------------------------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
                                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------
Class A                                                          $630  $  992  $1,378   $2,456
-----------------------------------------------------------------------------------------------
Class B                                                           238     770   1,329    2,668+
-----------------------------------------------------------------------------------------------
Class C                                                           336     863   1,416    2,924
-----------------------------------------------------------------------------------------------
Class D                                                           238     770   1,329    2,852
-----------------------------------------------------------------------------------------------
Class R                                                           188     619   1,077    2,344
-----------------------------------------------------------------------------------------------

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing, and legal fees.

Monthly Dividend Fund


Subadviser Performance

The composite performance information provided below represents the actual performance, adjusted as described below, of a real estate income composite (the "Composite"), which consists of all separately managed wrap accounts ("Accounts") managed by LaSalle Securities U.S., the Fund's subadviser, with substantially similar objectives, policies and strategies as those used to manage the Fund.
THIS INFORMATION IS PROVIDED TO YOU SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF LASALLE SECURITIES U.S. THE HISTORICAL PERFORMANCE DOES NOT INDICATE THE FUTURE PERFORMANCE OF THE FUND.

                         REAL ESTATE INCOME COMPOSITE

                                                                           PERFORMANCE RESULTS
                                                                     -------------------------------

                          TOTAL
                           FIRM                                         COMPOSITE
                          ASSETS    VALUE OF      % OF       NUMBER  ----------------
                         MANAGED    ACCOUNTS      FIRM         OF     GROSS    NET   NAREIT   S&P
YEAR END                (MILLIONS) (MILLIONS)    ASSETS     ACCOUNTS OF FEES OF FEES INDEX    500
-                       -          -          -             -        -----------------------
----------------------------------------------------------------------------------------------------
                                                            Five or
2001 (beginning 4/1/01)   $3,912      $ 1     (less than)1%   fewer   15.83%  15.15% 13.49%   1.23%
----------------------------------------------------------------------------------------------------
2002                       2,982        4     (less than)1%       9   10.86%   9.76%  3.81% (22.10)%
----------------------------------------------------------------------------------------------------
2003                       3,252       10     (less than)1%      26   39.36%  37.72% 37.14%  28.67%
----------------------------------------------------------------------------------------------------
2004                       4,267       12     (less than)1%      84   26.13%  24.56% 31.58%  10.87%
----------------------------------------------------------------------------------------------------
2005                       5,475       11     (less than)1%     101    7.02%   5.40% 12.16%   4.90%
----------------------------------------------------------------------------------------------------

                                                                         COMPOSITE
                                                                      ----------------
                                                                       GROSS    NET   NAREIT  S&P
ANNUALIZED RETURNS (PERIODS ENDING DECEMBER 31, 2005)                 OF FEES OF FEES INDEX   500
---------------------------------------------------------------------------------------------------
One Year                                                                7.02%   5.40% 12.16%  4.90%
---------------------------------------------------------------------------------------------------
Two Years                                                              16.18%  14.58% 21.48%  7.84%
---------------------------------------------------------------------------------------------------
Three Years                                                            23.44%  21.82% 26.49% 14.38%
---------------------------------------------------------------------------------------------------
Since Inception (4/1/2001)                                             20.40%  19.01% 20.08%  3.54%
---------------------------------------------------------------------------------------------------

-------------
Notes

Results are based on fully discretionary accounts under management, including those accounts no longer with LaSalle Securities U.S. Gross returns are stated gross of all fees and transaction costs; net returns are reduced by all fees and transaction costs incurred. It is anticipated that shareholders of the Fund will bear higher fees and expenses (e.g. sales charges) than those that were applicable to the Accounts. If the Accounts had been subject to such higher fees and expenses, the Accounts' net returns would have been lower. Balanced portfolio segments are not included in the Composite. Leverage is not used by the Accounts contained in the Composite. The performance set forth above was calculated in accordance with Global Investment Performance Standards (GIPS), which differ from the standardized SEC method of calculating performance. During the period shown, the Accounts were managed by applying objectives, policies and strategies that are substantially similar to those used by LaSalle Securities U.S. in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. The Accounts and the Fund may invest in different securities. Prospective investors should recognize that future performance of the Fund will differ from the performance shown above. The Fund may be unable to invest in certain securities from time to time because they are unavailable, or it may be able to invest only a limited amount of Fund assets in particular investment opportunities. During the period for which performance is shown, the total assets contained in the Accounts were between $50,000 and $2.5 million. The Fund's assets may be substantially greater and the size of the Fund may affect the types of investments it makes. The performance information is limited and may not reflect performance in all economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those shown herein. The Accounts were not subject to certain investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Accounts.
The FTSE-NAREIT Equity REIT Index ("NAREIT Index") is a commonly used index measuring the performance of all publicly-traded U.S. real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") measures the performance of 500 of the largest U.S. publicly-traded companies based on market capitalization. Indices are unmanaged, do not include any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. No index is directly comparable to the Composite or the Fund. An investor cannot invest directly in an index. The performance data is set forth solely for the information of the prospective investors in the Fund. The Fund does not restrict its investments to securities included in the NAREIT Index. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

Monthly Dividend Fund



Objectives, Principal and Other Investment Strategies, and Risks


Investment Objectives

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined below), such as real estate investment trusts ("REITs"). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.

A real estate company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

In seeking its objective, the Fund may invest without limit in securities of REITs. REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet its primary investment objective of producing a high level of current income.

The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described below) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.

.. EQUITY REITS invest the majority of their assets directly in real property and derive their income primarily from rents.

.. MORTGAGE REITS invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

..  HYBRID REITS combine the characteristics of both Equity REITs and Mortgage
   REITs.

In addition to rental and interest income, REITs may also realize capital gains by selling properties or other assets that have appreciated in value.

In selecting investments for the Fund, the subadviser uses both quantitative and qualitative investment criteria. The quantitative analysis includes use of a proprietary valuation model to rank real estate companies on the basis of risk and return. The model is used to determine an "intrinsic value" for real estate companies based on a three-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, the impact of its management, and the public securities markets. The model is applied to real estate companies that qualify for inclusion in the Fund's investment universe (which includes most REITs and real estate operating companies that are publicly traded in the United States). The subadviser also estimates the net asset value of the real estate companies (i.e., estimated real estate market value of a company's assets less its liabilities). Both the intrinsic value and net asset value calculation results are analyzed in relation to current market prices by the subadviser in the buy-hold-sell decision-making process for the Fund.

Monthly Dividend Fund



As a qualitative overlay, the subadviser evaluates several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties and considers local market conditions that may affect these companies.


Although the Fund will invest primarily in U.S. markets, the subadviser also considers information derived from the extensive research and property management organization of its affiliates located in 125 key markets in more than 50 countries throughout the Americas, Europe and Asia. This information is used by the subadviser in both its quantitative and qualitative analysis.


One or more of four primary factors enter into a decision to sell: (i) stock price exceeds the intrinsic value or better values are available in the stock's peer group; (ii) changes in earnings, real estate and capital market conditions, economic conditions and the company's risk profile; (iii) the stock's percentage of the total portfolio exceeds the target percentage; and
(iv) tactical shifts among property sectors.

Other Strategies

The Fund may invest a maximum of 20% of its net assets in investment grade debt securities of issuers, including real estate companies, governmental issuers and corporate issuers.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("144A Securities").

The Fund will invest its net assets primarily in US dollar-denominated securities of US issuers. However, the Fund may also invest up to 10% of its net assets in non-US dollar-denominated securities of US or foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's manager pursuant to procedures approved by the Board of Directors of the Series are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional securities).

The Fund does not intend to borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objectives.

The Fund's investment objectives and concentration of investments in the real estate industry may be changed only with shareholder approval. The principal investment strategies, including the Fund's policy of investing at least 80% of its net assets in real estate companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Series' Board of Directors. The Fund will provide shareholders with at least 60 days' notice

Monthly Dividend Fund


before implementing any change in investment policies that would permit the Fund to invest less than 80% of its net assets in real estate companies.

There is no guarantee that the Fund will achieve its objectives.


Risks

An investment in the Fund is subject to risk, including Common Stock Risk, Convertible Securities Risk, Credit Risk, Deflation Risk, ETF Risk, FDIC Risk, Foreign Securities and Illiquid Securities Risk, Inflation Risk, Interest Rate Risk, Market Risk, Non-Diversified Risk, Portfolio Turnover Risk, Preferred Securities Risk, Risks of Real Estate Investments and REITs, Smaller Companies Risk, and Zero-Coupon and Pay-in-Kind Risk. See "Principal Risks of Investing in the Funds" for a description of these risks.

Principal Risks of Investing in the Funds

This section lists and describes, as applicable, the risks associated with an investment in Seligman LaSalle Global Real Estate Fund (the "Global Fund") and Seligman LaSalle Monthly Dividend Real Estate Fund (the "Monthly Dividend Fund"). The sections in this Prospectus entitled "Objective(s), Principal and Other Investment Strategies, and Risks" relating to each of the Global Fund and the Monthly Dividend Fund identify which of these risks apply to a Fund.

COMMON STOCK RISK. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund.

CONVERTIBLE SECURITIES RISK. Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

CREDIT RISK. A security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments when due. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected. Debt securities, like those in which the Fund may invest, are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

CURRENCY RISK. This risk is associated with a Fund's investment in securities denominated in foreign currencies. Because the Fund receives contributions in U.S. dollars, any investment in securities denominated in a foreign currency requires the Fund to value the securities at the current exchange rate when computing the Fund's daily net asset value. As a result, a Fund is exposed to risk that the value of the U.S. dollar may rise in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency.

DEFLATION RISK. Deflation risk is the risk that the Fund's dividends may be reduced in the future if earnings power is reduced and results in lower distributions on the assets owned by the Fund or possibly the redemption of such assets by their issuer.

EMERGING MARKETS RISK. Emerging market countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many companies in developed countries.

ETF RISK. If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's returns would therefore be lower.

FDIC RISK. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES AND ILLIQUID SECURITIES RISK. Foreign securities and illiquid securities in the Fund's portfolio may involve higher risk than domestic or liquid securities and may subject the Fund to higher price volatility than investments in less risky securities. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, higher costs of trading, changes in political conditions, investment and repatriation restrictions, and custody and expropriation risks.

HIGH-YIELD SECURITIES RISK. High-yield securities in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade fixed-income securities. High-yield securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of fixed-income securities is affected by market conditions relating to changes in prevailing interest rates. However, the value of high-yield securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or un-rated securities may decline in market value due to investors' heightened concerns and perceptions over credit quality.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the Fund's shares and distributions can decline.

INTEREST RATE RISK. Interest rate risk is the risk that investments, including, but not limited to, preferred shares, U.S. government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as real estate company common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally may fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

MARKET RISK. The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

NON-DIVERSIFIED RISK. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of a single investment could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower its yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

PREFERRED SECURITIES RISK. To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

RISKS OF REAL ESTATE INVESTMENTS AND REITS. For purposes of this risk, unless stated otherwise, the term "real estate company(ies)" refers to Global Real Estate Companies in the case of the Global Fund and real estate companies in the case of the Monthly Dividend Fund, as the case may be.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:


..  declines in the value of real estate;

..  risks related to general and local economic conditions;

..  possible lack of availability of mortgage funds or other capital;

..  overbuilding;

..  lack of completion of developments or delays in completion;

..  extended vacancies of properties;

..  increased competition;

..  increases in property taxes and operating expenses;

..  changes in zoning laws or other government regulations;

.. costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

..  casualty or condemnation losses;

..  limitations on, or unavailability of, insurance on favorable economic terms;

..  limitations on rents;

..  changes in neighborhood values and the appeal of properties to tenants;

..  tenant bankruptcies and other credit problems;

.. changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy;

.. uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism;

..  changes in interest rates; and

..  legal, cultural or technological developments.


These risks, including the perception that these risks may materialize, could contribute to a decline in dividends, capital gains or other distributions received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower's or a lessee's ability or willingness to meet its obligations to a real estate company. In the event of a default by a borrower or lessee, these companies may suffer losses, experience delays in enforcing their rights as a mortgagee or lessor and incur substantial costs associated with protecting their investments.

Equity REITs (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the U.S.) may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the U.S.) are dependent upon management skills and generally may not be diversified. As a result, performance of these holdings ultimately depends on the types of real property in which they invest and how well the property is managed.

REITs are also subject to heavy cash flow dependency and could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended ("Code"), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended ("1940 Act"). Similarly, Global Real Estate Companies domiciled in countries outside the U.S. may fail to qualify for corporate tax benefits made available by the governments of such countries. Any such failure by these companies or REITs held by the Fund could adversely affect the value of an investment in the Fund.

REITs (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the U.S.) have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by shareholders of these companies, including the Fund.

For a description of additional risks of investment in real estate companies, including risks of investing in particular types of properties, such as hotels, office buildings, apartment buildings and health care properties see "Description of the Series and Its Investments and Risks" in the Statement of Additional Information.

SMALLER COMPANIES RISK. Even most larger REITs (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the U.S.) tend to be small-to medium-sized companies in relation to the equity markets as a whole.

Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.

ZERO-COUPON AND PAY-IN-KIND RISK. "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than securities that pay cash interest. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

Management of the Funds


The Board of Directors of the the Series provides broad supervision over the affairs of the Series.


J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Global Fund and the Monthly Dividend Fund (collectively, the "Funds"). Seligman is responsible for monitoring the performance of the Funds' subadvisers (each as described below) and administering each Fund's business and other affairs.

Established in 1864, Seligman serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $[ ] billion in assets as of September 30, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of September 30, 2006 of approximately $[ ] billion.

THE GLOBAL FUND is subadvised by LaSalle Investment Management (Securities), L.P. (referred to throughout as LaSalle Securities U.S.) and LaSalle Investment Management Securities B.V. (referred to throughout as LaSalle Securities B.V.). With respect to the Global Fund, LaSalle Securities U.S. is responsible for the overall management of the Fund's portfolio of investments, including the allocation of the Fund's net assets among various regions and countries, and making purchases and sales consistent with the Fund's investment objective and strategies (except, as noted below, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe). LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V.

LaSalle Securities B.V. is responsible for making investment decisions, consistent with the Global Fund's investment objective and strategies, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe, as well as collaborating with LaSalle Securities U.S. on the Fund's portfolio allocation among the various regions and countries. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the qualitative and quantitative investment criteria described under the Global Fund's "Principal Investment Strategies."

THE MONTHLY DIVIDEND FUND is subadvised by LaSalle Securities U.S. With respect to the Monthly Dividend Fund, LaSalle Securities U.S. manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with that Fund's investment objectives and strategies.

MANAGEMENT FEES. Each Fund pays Seligman a fee for its management services equal to a percentage of that Fund's average daily net assets. The management fee rates are as follows:

..  Global Fund: 0.98%

..  Monthly Dividend Fund: 0.90%

Seligman has contractually undertaken to separately reimburse each Fund's "other expenses" (as described above in each Fund's discussion relating to "Fees and Expenses") that exceed 0.41% per annum of the Global Fund's average daily net assets and 0.45% per annum of the Monthly Dividend Fund's average daily net assets. The undertaking in respect of the Global Fund will remain in effect at least until April 30, 2008; whereas the undertaking in respect of the Monthly Dividend Fund will remain in effect at least until April 30, 2007.

A discussion regarding the basis for the Series' Board of Directors' approval of the investment management agreement between the Series (on behalf of the Monthly Dividend Fund) and Seligman is available in the Fund's annual report, dated December 31.

Subadvisers

LaSalle Securities U.S. is located at 100 East Pratt Street, Baltimore, Maryland 21202, and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands. LaSalle Securities U.S. and LaSalle Securities B.V. are registered investment advisers affiliated with LaSalle Investment Management, Inc. ("LaSalle"), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had $[ ] billion in assets under management as of September 30, 2006, of which $[ ] billion was managed by LaSalle Securities U.S. and [ ] million was managed by LaSalle Securities B.V.

LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated ("Jones Lang LaSalle"), a U.S. publicly-traded company. LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle and its affiliates have employees in 125 key markets in 50 countries on five continents. It is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle Securities U.S. and LaSalle Securities B.V. are supported by Jones Lang LaSalle's extensive property management and direct real estate investment organizations, and its global research capabilities, with more than 100 research professionals worldwide.

The fees of a Fund's subadviser(s) will be paid by Seligman out of the fee it receives for managing that Fund or otherwise from its own resources.


Portfolio Management


As described above, LaSalle Securities U.S. and LaSalle Securities B.V. serve as subadvisers to the Global Fund, and LaSalle Securities U.S. serves as subadviser to the Monthly Dividend Fund. The LaSalle Securities U.S. team is headed by Messrs. Stan J. Kraska, George J. Noon and Keith R. Pauley. Mr. Ernst Jan de Leeuw of LaSalle Securities B.V. is portfolio manager with respect to the Global Fund's investments in securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe.

LASALLE SECURITIES U.S.

Mr. Kraska is a Managing Director of LaSalle Securities U.S. since 1997. Mr. Kraska has over nineteen years of real estate experience. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT and Urban Land Institute. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School. He joined LaSalle Securities U.S. in 1986.

Mr. Noon is a Managing Director of LaSalle Securities U.S. since 2003. Mr. Noon has over sixteen years of real estate experience. His responsibilities include portfolio management of global real estate securities programs. Mr. Noon is a graduate of the Wharton School of the University of Pennsylvania with a B.S. in Economics and a major in Finance. Mr. Noon is a holder of a Chartered Financial Analyst designation. He is an associate member of NAREIT and a member of the Baltimore Security Analysts Society. He joined LaSalle Securities U.S. in 1990.

Mr. Pauley is a Managing Director of LaSalle Securities U.S. and has been Chief Investment Officer of LaSalle Securities U.S. since 1996. Mr. Pauley has over twenty years of real estate experience. His responsibilities at LaSalle Securities U.S. include portfolio management and oversight of securities research and trading. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is an associate member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance. He joined LaSalle Securities U.S. in 1985.

LASALLE SECURITIES B.V.

Mr. Ernst Jan de Leeuw is a Managing Director of LaSalle Securities B.V. and is responsible for managing separate account portfolios of public European property companies. Prior to joining LaSalle Securities B.V. in 2000, Mr. de Leeuw worked for five years as a portfolio manager at Robeco Group, where he was responsible for real estate securities portfolios, as well as for a number of discretionary equity portfolios for Robeco Institutional Asset Management clients. Mr. de Leeuw is a certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies). He studied at the University of Berlin and graduated with a Doctorandus in Business Economics and Econometrics at the University of Groningen. Mr. de Leeuw is registered with the Dutch Securities Institute.

The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund(s) for which they provide portfolio management.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.

Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.

Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Beginning in February 2004, Seligman was in discussions with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intended to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino, reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, "Damages"), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.



   Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy


Each of the Funds' Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:


..  The amount you plan to invest.


.. How long you intend to remain invested in that Fund, or another Seligman mutual fund.


.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Series' Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:


Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of Funds if those investments are held in your accounts with a different intermediary or with SDC.


If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.


Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. This program also applies separately to Class C shares. Accordingly, with respect to a Letter of Intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts below.


Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.


BISYS Plans. Plans that (i) own Class B shares of any Seligman mutual fund and
(ii) participate in Seligman Growth 401(k) through BISYS's third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series' Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Series' Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE


Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series' Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds' distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group of Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Funds or their directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.


If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Funds without a sales charge, and other relevant information, please consult the Series' Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

CLASS B
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

YEARS SINCE PURCHASE                                                        CDSC
--------------------------------------------------------------------------------
Less than 1 year                                                             5%
--------------------------------------------------------------------------------
1 year or more but less than 2 years                                         4
--------------------------------------------------------------------------------
2 years or more but less than 3 years                                        3
--------------------------------------------------------------------------------
3 years or more but less than 4 years                                        3
--------------------------------------------------------------------------------
4 years or more but less than 5 years                                        2
--------------------------------------------------------------------------------
5 years or more but less than 6 years                                        1
--------------------------------------------------------------------------------
6 years or more                                                              0
--------------------------------------------------------------------------------

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy Class A or Class C shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g. over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the Series' Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.

In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Series' Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule, through a Right of Accumulation and a Letter of Intent, as described above. For the purpose of determining eligibility for a Breakpoint Discount under a Right of Accumulation or Letter of Intent in respect of Class C shares, no other share class will be aggregated with Class C shares.

CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------

 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D is comparable to the sales charge structure of the other funds offered under the program.


CLASS R*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.


.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of a Fund.


.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series' Statement of Additional Information.

The Series has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Funds to pay 12b-1 fees for the sale and distribution of their respective shares and/or for providing services to shareholders. Because the Funds' 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Series' Board of Directors believes that no conflict of interest currently exists among the Funds' Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.


HOW CDSCS ARE CALCULATED


To minimize the amount of the CDSC you may pay when you sell your shares, the Funds assume that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of a Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.


The CSDC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC will be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series' Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of a Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.


If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Funds.

Because the Global Fund has portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in many foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series [has approved] on behalf of the Global Fund "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, for both Funds, if Seligman concludes that the most recently reported (or closing) price of a security held by the Funds is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series' Board of Directors. The value of a security held by the Funds could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account


The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D" and "--Class R."

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments


  YOU MAY BUY SHARES OF THE FUNDS FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.


If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Funds and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:


Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How To Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:


Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until a Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.


Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Funds may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.


How to Exchange Shares Among the Seligman Mutual Funds


You may sell a Fund's shares to buy shares of the same Class of another
Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.


Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment. See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).

You may sell shares to a Fund through an authorized dealer or your financial advisor. The Funds do not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or your financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.


You may always send a written request to sell Fund shares; however, it may take longer to get your money.


To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Funds will require:


..  a signed, written redemption request;

..  telephone confirmation; and

..  a medallion signature guarantee.



  MEDALLION SIGNATURE GUARANTEE:

  Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

You may need to provide additional documents to sell Fund shares if you are:



..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your account (at the time of election) without a CDSC.


Important Policies That May Affect Your Account


To protect you and other shareholders, the Funds reserve the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of that Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;


.. Close your fund account if its' value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

.. Request additional information from you or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH band information on file, you may have your redemption proceeds directly deposited to your bank account);

..  Exchange shares between Seligman mutual funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address; and

..  Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone; and

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other account owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.


During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Funds' NAV may fluctuate during this time.

Neither the Funds nor SDC will be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.


Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of the Funds or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares


As a matter of policy, the Funds discourage frequent trading of Fund shares. In this regard, the Series' Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Funds' portfolio. If the Funds, Seligman Advisors (the Funds' distributor) or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Funds through a financial intermediary, your ability to purchase or exchange shares of the Funds could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Funds with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Funds may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Funds, these practices may interfere with the efficient management of the Funds' portfolio, hinder the Funds' ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Funds engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Funds' operating costs and decrease the Funds' investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non U.S. securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact a Fund.


Dividends and Capital Gain Distributions


The Global Fund pays any dividends from its net investment income semi-annually and distributes any net capital gains realized on investments annually.

The Monthly Dividend Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily income dividends.


  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.


Dividends paid by a Fund generally are taxable to you as ordinary income. It is expected that income dividends paid by the Funds generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

To the extent that a Fund distributes an amount in excess of the Fund's earnings, this amount will be treated as a non-taxable return of capital that reduces your tax basis in your shares; any distribution in excess of your tax basis is treated as gain from a sale of your shares. You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets and the source of distributions received from its investments.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.


The securities (such as REITs) in which the Funds invest may not provide complete tax information to the Funds as to the tax character of the dividends distributed by such company (e.g., income, capital gain or return of capital) until after the calendar year end. Consequently, because of such delay, it may be necessary for a Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31. Further, the tax treatment of distributions reported on Form 1099-DIV may differ from the characterization of distributions provided at the time the distribution was made.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund
Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund
Seeks capital appreciation by investing in the common stocks of medium-sized companies.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------


Seligman LaSalle Global Real Estate Fund
Seeks total return through a combination of current income and long-term capital appreciation by investing in global real estate companies.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as REITs.


FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Fund
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Core Fixed Income Fund (formerly, Seligman Investment Grade Fixed Income Fund)

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund
Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
SELIGMAN TIME HORIZON/HARVESTER SERIES, INC. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.


SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).



Seligman TargETFund 2045
Seeks capital appreciation until approximately the year 2025, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035
Seeks capital appreciation until approximately the year 2015, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.


Seligman TargETFund 2025
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core
Seeks capital appreciation and preservation of capital with current income.

Financial Highlights


The tables below are intended to help you understand the financial performance of each class of shares of the Monthly Dividend Fund from its inception. The Global Fund is newly-organized and, as such, financial highlights are not available. Financial highlights in respect of the Monthly Dividend Fund will be next published in the Series' Annual Report dated December 31, 2006 and reflected in the Series' next available update of its Prospectus. The initial financial highlights in respect of the Global Fund will be published in the Series' Semi-Annual Report dated June 30, 2007.

Certain information reflects financial results for a single share of a Class that was held throughout the period shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned on an investment in each Class of the Monthly Dividend Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges
and are not annualized for periods of less than one year. [            ],
Independent Registered Public Accounting Firm, has audited this information, unless otherwise noted. Their report, along with the Monthly Dividend Fund's financial statements, is included in the Series' Annual Report, which is available upon request.

Monthly Dividend Fund



CLASS A
--------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                           ENDED                              JULY 16,
                                                         JUNE 30,   YEAR ENDED DECEMBER 31,   2003* TO
                                                           2006     ------------------------DECEMBER 31,
                                                        (UNAUDITED)  2005        2004           2003
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $8.70     $9.26       $8.04         $7.14
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.19      0.14        0.21          0.10
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments            0.98      0.33        1.71          0.98
--------------------------------------------------------------------------------------------------------
Total from investment operations                             1.17      0.47        1.92          1.08
--------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net investment income                 (0.19)    (0.14)      (0.21)        (0.09)
--------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income           --      (0.02)      (0.13)        (0.07)
--------------------------------------------------------------------------------------------------------
  Return of capital                                          --       --         (0.05)          --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain               --      (0.87)      (0.31)        (0.02)
--------------------------------------------------------------------------------------------------------
Total distributions                                        (0.19)    (1.03)      (0.70)        (0.18)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $9.68     $8.70       $9.26         $8.04
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              13.54%     5.34%      24.95%        15.36%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $37,712   $35,619     $34,401       $15,348
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.60%+    1.60%       1.60%         1.59%+
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.02%+    1.51%       2.43%         2.86%+
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.38%    41.09%      29.03%        19.40%
--------------------------------------------------------------------------------------------------------
Without expense reimbursement:o
--------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                   1.71%+    1.78%       1.79%         2.96%+
--------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets      3.91%+    1.33%       2.23%         1.50%+
--------------------------------------------------------------------------------------------------------



See footnotes on page 49.

Monthly Dividend Fund



CLASS B
--------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                           ENDED                              JULY 16,
                                                         JUNE 30,   YEAR ENDED DECEMBER 31,   2003* TO
                                                           2006     ------------------------DECEMBER 31,
                                                        (UNAUDITED)  2005        2004           2003
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $8.69     $9.25       $8.04         $7.14
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.15      0.07        0.14          0.07
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments            0.99      0.34        1.71          0.99
--------------------------------------------------------------------------------------------------------
Total from investment operations                             1.14      0.41        1.85          1.06
--------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net investment income                 (0.15)    (0.07)      (0.14)        (0.07)
--------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income         (0.01)    (0.03)      (0.15)        (0.07)
--------------------------------------------------------------------------------------------------------
  Return of capital                                          --       --         (0.04)          --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain               --      (0.87)      (0.31)        (0.02)
--------------------------------------------------------------------------------------------------------
Total distributions                                        (0.16)    (0.97)      (0.64)        (0.16)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $9.67     $8.69       $9.25         $8.04
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              13.54%     4.58%      24.01%        15.02%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $12,749   $13,156     $13,759        $6,432
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.35%+    2.35%       2.35%         2.34%+
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.27%+    0.76%       1.68%         2.11%+
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.38%    41.09%      29.03%        19.40%
--------------------------------------------------------------------------------------------------------
Without expense reimbursement:o
--------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                   2.46%+    2.53%       2.54%         3.72%+
--------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets      3.16%+    0.58%       1.48%         0.75%+
--------------------------------------------------------------------------------------------------------



See footnotes on page 49.

Monthly Dividend Fund



CLASS C
--------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                           ENDED                              JULY 16,
                                                         JUNE 30,   YEAR ENDED DECEMBER 31,   2003* TO
                                                           2006     ------------------------DECEMBER 31,
                                                        (UNAUDITED)  2005        2004           2003
---------------------------------------------------------           ------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $8.69     $9.25       $8.04         $7.14
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.15      0.07        0.14          0.07
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments            0.99      0.34        1.71          0.99
--------------------------------------------------------------------------------------------------------
Total from investment operations                             1.14      0.41        1.85          1.06
--------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net investment income                 (0.15)    (0.07)      (0.14)        (0.07)
--------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income         (0.01)    (0.03)      (0.15)        (0.07)
--------------------------------------------------------------------------------------------------------
  Return of capital                                          --       --         (0.04)          --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain               --      (0.87)      (0.31)        (0.02)
--------------------------------------------------------------------------------------------------------
Total distributions                                        (0.16)    (0.97)      (0.64)        (0.16)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $9.67     $8.69       $9.25         $8.04
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              13.14%     4.58%      24.02%        15.02%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $25,250   $23,478     $31,894       $15,916
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.35%+    2.35%       2.35%         2.34%+
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.27%+    0.76%       1.68%         2.11%+
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.38%    41.09%      29.03%        19.40%
--------------------------------------------------------------------------------------------------------
Without expense reimbursement:o
--------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                   2.46%+    2.53%       2.54%         3.72%+
--------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets      3.16%+    0.58%       1.48%         0.75%+
--------------------------------------------------------------------------------------------------------



See footnotes on page 49.

Monthly Dividend Fund



CLASS D
--------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                           ENDED                              JULY 16,
                                                         JUNE 30,   YEAR ENDED DECEMBER 31,   2003* TO
                                                           2006     ------------------------DECEMBER 31,
                                                        (UNAUDITED)  2005        2004           2003
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $8.69     $9.25       $8.04          $7.14
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.15      0.07        0.14           0.07
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments           0.99      0.34        1.71           0.99
--------------------------------------------------------------------------------------------------------
Total from investment operations                            1.14      0.41        1.85           1.06
--------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net investment income                (0.15)    (0.07)      (0.14)         (0.07)
--------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income        (0.01)    (0.03)      (0.15)         (0.07)
--------------------------------------------------------------------------------------------------------
  Return of capital                                         --        --        (0.04)           --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain              --      (0.87)      (0.31)         (0.02)
--------------------------------------------------------------------------------------------------------
Total distributions                                       (0.16)    (0.97)      (0.64)         (0.16)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.67     $8.69       $9.25          $8.04
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                             13.14%     4.58%      24.01%         15.02%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $8,543    $7,345      $8,224         $3,329
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    2.35%+    2.35%       2.35%          2.34%+
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.27%+    0.76%       1.68%          2.11%+
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   18.38%    41.09%      29.03%         19.40%
--------------------------------------------------------------------------------------------------------
Without expense reimbursement:o
--------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                  2.46%+    2.53%       2.54%          3.71%+
--------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets     3.16%+    0.58%       1.48%          0.75%+
--------------------------------------------------------------------------------------------------------



See footnotes on page 49.

Monthly Dividend Fund



CLASS R
--------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS
                                                           ENDED                              JULY 16,
                                                         JUNE 30,   YEAR ENDED DECEMBER 31,   2003* TO
                                                           2006     ------------------------DECEMBER 31,
                                                        (UNAUDITED)  2005        2004           2003
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $8.69     $9.25       $8.04          $7.14
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.17      0.11        0.18           0.09
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments           1.00      0.34        1.71           0.99
--------------------------------------------------------------------------------------------------------
Total from investment operations                            1.17      0.45        1.89           1.08
--------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net investment income                (0.17)    (0.11)      (0.18)         (0.08)
--------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income        (0.01)    (0.03)      (0.14)         (0.08)
--------------------------------------------------------------------------------------------------------
  Return of capital                                         --         --       (0.05)           --
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain              --      (0.87)      (0.31)         (0.02)
--------------------------------------------------------------------------------------------------------
Total distributions                                       (0.18)    (1.01)      (0.68)         (0.18)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $9.68     $8.69       $9.25          $8.04
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                             13.53%      5.08%      24.55%        15.24%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $1,119      $760         $22            $12
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.85%+    1.85%       1.85%          1.84%+
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.77%+    1.26%       2.17%          2.61%+
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   18.38%    41.09%      29.03%         19.40%
--------------------------------------------------------------------------------------------------------
Without expense reimbursement:o
--------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                  1.96%+    2.03%       2.05%          3.21%+
--------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets     3.66%+    1.08%       1.97%          1.25%+
--------------------------------------------------------------------------------------------------------

-------------
* Commencement of operations.
+ Annualized.
o Seligman, at its discretion, reimbursed certain expenses of the Class from the inception of the Fund through April 30, 2005. Effective May 1, 2005, Seligman has contractually undertaken to reimburse certain expenses. Without such reimbursement for the Fund, returns would have been lower.

How to Contact Us



THE FUNDS............................ Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777



  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The following information is available, without charge, upon request by calling toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information ("SAI") contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports, when available, contain additional information about the Funds' investments. In the Series' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The Series' SAI and most recent Annual/Semi-Annual Reports, when published, are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Prospectus, Annual/ Semi-Annual Reports and other information about the Funds, when published, are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:  811-21365


                                    [GRAPHIC]

                                                                     PROSPECTUS

                                                            December [  ], 2006

                                                                 Class I Shares
Seligman LaSalle

Real Estate Fund Series, Inc.


          Investing in Equity and Equity-related Securities Issued by Real Estate Companies, such as Real Estate Investment Trusts (REITs)


.. Seligman LaSalle Global Real Estate Fund

.. Seligman LaSalle Monthly Dividend Real Estate Fund



The Securities and Exchange Commission has neither approved nor disapproved these funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if these funds are suitable for you.


REMD1 5/06 ClI
[LOGO]

[LOGO]


The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Table of Contents


This Prospectus contains information about Seligman LaSalle Real Estate Fund Series, Inc. (the "Series"), which consists of two separate funds at the present time: Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund.

The discussion of each Fund includes a summary of the Fund's investment objective(s), principal investment strategies and principal risks, information relating to each Fund's portfolio holdings, past performance (including Subadviser performance), and fees and expenses of the Fund, followed by a more complete discussion of each Fund's investment objective(s), principal investment strategies, other strategies and risks.




     SELIGMAN LASALLE GLOBAL REAL ESTATE FUND..........................  1

     SELIGMAN LASALLE MONTHLY DIVIDEND REAL ESTATE FUND................  9

     PRINCIPAL RISKS OF INVESTING IN THE FUNDS......................... 17

     MANAGEMENT OF THE FUNDS........................................... 21

     SUBADVISERS....................................................... 22

     PORTFOLIO MANAGEMENT.............................................. 22

     SHAREHOLDER INFORMATION

           Pricing of Fund Shares...................................... 28

           How to Buy Fund Shares...................................... 29

           How to Exchange Shares Among the Seligman Mutual Funds...... 29

           How to Sell Shares.......................................... 29

           Important Policies That May Affect Your Account............. 30

           Frequent Trading of Fund Shares............................. 30

           Dividends and Capital Gain Distributions.................... 31

           Taxes....................................................... 32

           The Seligman Mutual Funds................................... 33

     FINANCIAL HIGHLIGHTS.............................................. 36

     HOW TO CONTACT US................................................. 37

     FOR MORE INFORMATION.................................back cover.......



The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Seligman LaSalle Global Real Estate Fund Summary

Investment Objective:

The Fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.

Principal Investment Strategies:

The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by "Global Real Estate Companies", which are companies that meet one of the following criteria:

.. companies qualifying for U.S. federal income tax purposes as real estate investment trusts ("REITs");

..  entities similar to REITs that are domiciled in countries outside the U.S.;
   or

.. other companies domiciled in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

Under normal market conditions, the Fund anticipates that it will invest primarily in securities issued by Global Real Estate Companies that invest the majority of their assets in real property and derive their income primarily from rents. In the U.S., these companies are typically structured as REITs known as Equity REITs. Under normal market conditions, Global Real Estate Companies in which the Fund will primarily invest will be those that operate in developed countries; however, the Fund may also invest up to 15% of its net assets in securities of companies domiciled in other countries, including emerging markets. The Fund expects under normal market conditions to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer. The Fund will from time to time, have substantial investments in securities of foreign issuers, including non-U.S. dollar denominated securities.

In selecting investments for the Fund, the Fund's subadvisers (as described in the section entitled "Principal Investment Strategies" on page 6) use both quantitative and qualitative investment criteria to evaluate Global Real Estate Companies.

The Fund intends to pay dividends semi-annually and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is expected that dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Principal Risks:

The Fund's net asset value, total return and yield will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

Global Fund




Although the values of the securities of Global Real Estate Companies reflect the perceived operating values of these companies and do not always move in tandem with the prices of real estate assets, the Fund is subject to risks associated with the direct ownership of real estate, because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry.

These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, increases in taxes, changes in zoning laws, and property casualty. Please refer to the section entitled "Principal Risks of Investing in the Funds" on page 17 for information on the risks associated with an investment in the Fund. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends and capital gains distributions received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, in the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or particular types of Global Real Estate Companies, the Fund may be subject to certain of these risks to a greater degree.

Global Real Estate Companies tend to be small- to medium-sized companies in relation to the equity markets as a whole. Smaller-company stocks, as a whole, may experience greater price fluctuations than large-company stocks or other types of investments.



Investment in foreign securities, especially those of emerging market countries, will expose the Fund to the direct and indirect consequences of political, social and economic conditions in the countries that issue the securities or in which the issuers or properties are located. Investment in non-U.S. dollar denominated securities subjects the Fund to currency risk.

The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

An investment in the Fund is not a deposit in a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The Fund is new and, as such, has no past performance.

Global Fund



Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.



SHAREHOLDER FEES (FEES PAID DIRECTLY
 FROM YOUR INVESTMENT)                    CLASS I
-------------------------------------------------
Maximum Sales Charge (Load)                none
-------------------------------------------------
 Maximum Contingent Deferred Sales
   Charge (Load) (CDSC) on Redemptions     none
-------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND
 ASSETS)
-------------------------------------------------
(as a percentage of average net assets)
-------------------------------------------------
Management Fees                            [  ]
-------------------------------------------------
Distribution and/or Service (12b-1) Fees   none
-------------------------------------------------
Other Expenses/(2)/                        [  ]
-------------------------------------------------
TOTAL ANNUAL FUND OPERATING
 EXPENSES/(1)/                             [  ]
-------------------------------------------------
-------------
(1) Less: Expense Reimbursement            [  ]
-------------------------------------------------
  Net Operating Expenses                   [  ]
-------------------------------------------------


(2) Calculations are based on estimated expenses of the Fund for the 2007 fiscal year. Amounts shown exclude organization and offering costs
    estimated at $[      ] which are being paid directly by J. & W. Seligman &
    Co. Incorporated ("Seligman"). Seligman has contractually undertaken to waive its management fee and/or reimburse the Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interests on borrowing, and extraordinary expenses) to the extent such expenses exceed 0.41% per annum of the Fund's average daily net assets. This undertaking will remain in effect at least until April 30, 2008.


EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses through April 30, 2008 (which reflect the contractual management fee waiver/expense reimbursement described above) and (ii) after April 30, 2008, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                1 YEAR 3 YEARS
------------------------------------------------------------------------------
Class I                                                           $       $
------------------------------------------------------------------------------



MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.



OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing, and legal fees.

Global Fund




Subadviser Performance
The composite performance information provided below represents the actual performance, adjusted as described below, of a global real estate composite (the "Global Real Estate Composite"), which consists of all separately managed accounts with assets over [$ ] ("Accounts") managed together by LaSalle Investment Management (Securities), L.P. ("LaSalle Securities U.S.") and LaSalle Investment Management Securities B.V. ("LaSalle Securities B.V."), the Fund's subadvisers, with substantially similar objectives, policies and strategies as those used to manage the Fund.
THIS INFORMATION IS PROVIDED TO YOU SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF ACCOUNTS OF LASALLE SECURITIES U.S. AND LASALLE SECURITIES B.V. THE HISTORICAL PERFORMANCE DOES NOT INDICATE ANY PAST OR FUTURE PERFORMANCE OF THE FUND.
                         GLOBAL REAL ESTATE COMPOSITE


                                                                  PERFORMANCE RESULTS
                                                              ---------------------------

                          TOTAL
                           FIRM                                  COMPOSITE
                          ASSETS    VALUE OF   % OF   NUMBER  ----------------
                         MANAGED    ACCOUNTS   FIRM     OF     GROSS    NET    UBS  MSCI
YEAR END                (MILLIONS) (MILLIONS) ASSETS ACCOUNTS OF FEES OF FEES INDEX INDEX
-                       -          -          -      -        -----------------
-----------------------------------------------------------------------------------------
2002 (beginning 2/1/02)  $            $          %                 %       %      %     %
-----------------------------------------------------------------------------------------
2003                                             %                 %       %      %     %
-----------------------------------------------------------------------------------------
2004                                             %                 %       %      %     %
-----------------------------------------------------------------------------------------
2005                                             %                 %       %      %     %
-----------------------------------------------------------------------------------------
2006 (through 9/30/06)                           %                 %       %      %     %
-----------------------------------------------------------------------------------------



                                                                         COMPOSITE
                                                                      ----------------
ANNUALIZED RETURNS                                                     GROSS    NET    UBS  MSCI
(PERIODS ENDING SEPTEMBER 30, 2006)                                   OF FEES OF FEES INDEX INDEX
---------------------------------------------------------------------------------------
One Year                                                                   %       %      %     %
-------------------------------------------------------------------------------------------------
Two Years                                                                  %       %      %     %
-------------------------------------------------------------------------------------------------
Three Years                                                                %       %      %     %
-------------------------------------------------------------------------------------------------
Since Inception (2/1/02)                                                   %       %      %     %
-------------------------------------------------------------------------------------------------

-------------

Notes
Results are based on fully discretionary accounts under management, including those accounts no longer with LaSalle Securities U.S. and LaSalle Securities B.V. Gross returns are stated gross of all fees and transaction costs; net returns are reduced by all fees and transaction costs incurred. It is anticipated that shareholders of the Fund will bear higher fees and expenses (e.g. sales charges) than those that were applicable to the Accounts. If the Accounts had been subject to such higher fees and expenses, the Accounts' net returns would have been lower. Balanced portfolio segments are not included in the Global Real Estate Composite. Leverage is not used by the Accounts contained in the Global Real Estate Composite. The performance set forth above was calculated in accordance with Global Investment Performance Standards
(GIPS), which differ from the standardized SEC method of calculating performance.
During the periods shown, the Accounts were managed by applying objectives, policies and strategies that are substantially similar to those used by LaSalle Securities U.S. and LaSalle Securities B.V. in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. The Accounts and the Fund may invest in different securities. Prospective investors should recognize that future performance of the Fund will differ from the performance shown above. The Fund may be unable to invest in certain securities from time to time because they are unavailable, or it may be able to invest only a limited amount of Fund assets in particular investment opportunities. During the period for which performance is shown, the total assets contained in the Accounts were between $5 million and $100 million. The Fund's assets may be substantially different from the Accounts and the size of the Fund may affect the types of investments it makes. The performance information is limited and may not reflect performance in all economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those shown herein. The Accounts were not subject to certain investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Accounts.
The UBS Global Real Estate Investors Index (the "UBS Index") is a subset of the FTSE EPRA/NAREIT Index. This subset includes only those companies focused on the ownership of income-producing real estate. The Morgan Stanley Capital International World Index (the "MSCI Index") is a broad index of over [ ] issuers (as of September 30, 2006) in 23 developed markets in North America, Europe, and the Asia/Pacific region. The MSCI Index includes securities of issuers not operating in the real estate industry.
Indices are unmanaged, do not include any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. No index is directly comparable to the Global Real Estate Composite or the Fund. An investor cannot invest directly in an index. The performance data is set forth solely for the information of the prospective investors in the Fund. The Fund does not restrict its investments to securities included in any index. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.
Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

Global Fund



Index Performance Information. The performance information below is for the UBS Index (the Fund's benchmark index) and the MSCI Index, and does not represent the performance of the Fund. This information is designed to assist you in understanding the risks associated with an investment in the Fund. Of course, the past performance of the indices is not an indication of how the Fund will perform in the future.

                                    [CHART]

                 Performance of the UBS Index vs. MSCI Index

              1 Year       3 Years        5 Years         10 years
             --------     ---------      ---------       ----------
UBS Index     28.61%        29.76%         25.46%          16.18%
MSCI Index    14.74%        17.28%         10.53%           7.70%



The indices are unmanaged, do not include any expenses, taxes, fees or charges, and performance is calculated assuming the reinvestment of all distributions. An investor cannot invest directly in an index.

Global Fund



Objective, Principal and Other Investment Strategies, and Risks

Investment Objective

The Fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. This investment objective may be changed by the Series' Board of Directors without shareholder approval.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund concentrates its investments in the real estate industry. The Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by "Global Real Estate Companies", which are companies that meet one of the following criteria:

.. companies qualifying for U.S. federal income tax purposes as real estate investment trusts (REITs) (as described below);

.. entities similar to REITs that are domiciled in countries outside the U.S./(1)/; or

.. other companies domiciled in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.



REITs (and non-U.S. entities similar to REITs) are companies that invest primarily in income-producing real estate or real estate related loans or interests.

REITs (and non-U.S. entities similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and non-U.S. entities similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. The Fund intends to use dividends and capital gains distributions of REITs and other Global Real Estate Companies to achieve the current income component of its investment objective of total return.

Under normal market conditions, the Fund anticipates that it will invest primarily in securities issued by Global Real Estate Companies that invest the majority of their assets in real property and derive their income primarily from rents. In the U.S., these companies are typically structured as REITs known as Equity REITs.

Under normal market conditions, Global Real Estate Companies in which the Fund will primarily invest will be those that operate in developed countries; however, the Fund may also invest up to 15% of its net assets in securities of companies domiciled in other countries, including emerging markets. Under normal market conditions, the Fund expects to maintain investments in at least three developed countries, including the U.S., and will not invest more than 10% of its net assets in the securities of any single issuer. The Fund will, from time to time, have substantial investments in securities of foreign issuers, including non-U.S. dollar denominated securities.


-------------

(1)REITs originated in the U.S.; however, a number of countries around the world have adopted, or are considering adopting, laws to permit the operation of entities structured and/or taxed similar to REITs.

Global Fund



As further described below under the caption entitled "Management of the Fund" and "Subadvisers", the Fund is subadvised by LaSalle Securities U.S. and LaSalle Securities B.V. LaSalle Securities U.S. is responsible for the overall management of the Fund's portfolio of investments, including the allocation of the Fund's net assets among various regions and countries, and making purchases and sales consistent with the Fund's investment objective and strategies (except, as noted below, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe). LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V.

LaSalle Securities B.V. is responsible for making investment decisions, consistent with the Fund's investment objective and strategies, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe, as well as collaborating with LaSalle Securities U.S. on the Fund's portfolio allocation among the various regions and countries. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the qualitative and quantitative investment criteria described below, and on-going discussions between the subadvisers.

In selecting investments for the Fund, the subadvisers use both quantitative and qualitative investment criteria. The quantitative analysis includes use of a proprietary valuation model to rank Global Real Estate Companies on the basis of risk and return. The model is used to determine an "intrinsic value" for these companies based on a multi-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, property sectors, markets, the impact of its management, and the public securities markets. The model is applied to companies that qualify for inclusion in the Fund's investment universe. The subadvisers also estimate the net asset value of these companies (i.e., estimated real estate market value of a company's assets less its liabilities). Both the intrinsic value and net asset value calculation results are analyzed in relation to current securities market prices by the subadvisers in the buy-hold-sell decision-making process for the Fund.

As a qualitative overlay, the subadvisers evaluate several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties, and considers local, regional and country-related market conditions.

In seeking to achieve the Fund's objective, the subadvisers also consider information derived from extensive research and property management organization of its affiliates located in 125 key markets in more than 50 countries throughout the Americas, Europe and Asia-Pacific. This information is used by the subadvisers in both their quantitative and qualitative analysis.

One or more of four primary factors enter into a decision to sell a security:
(i) the security's price as compared to its intrinsic value and/or net asset value is high relative to other companies in the same sector or the Fund's investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company's risk profile; (iii) the security's percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors.

Other Strategies

The Fund may also invest up to 20% of its net assets in equity and equity-related securities (other than as described above under the heading "Principal Investment Strategies") as well as fixed-income securities of any credit quality of any U.S. or foreign

Global Fund



issuer, including Global Real Estate Companies and governmental and corporate issuers. The Fund will not invest directly in real estate.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-based market indices but more specific indices as well, including those relating to particular sectors, countries and/or regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("144A Securities").

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's investment manager pursuant to procedures approved by the Board of Directors of the Series are not included in this limitation.

The Fund does not intend to borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, social or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective and principal investment strategies, including the Fund's policy of investing at least 80% of its net assets in securities issued by Global Real Estate Companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Series' Board of Directors. The Fund will provide shareholders with at least 60 days' notice before implementing any change in investment objective, or policies that would permit the Fund to invest less than 80% of its net assets in securities issued by Global Real Estate Companies.

There is no guarantee that the Fund will achieve its objective.

Risks

An investment in the Fund is subject to risk, including Common Stock Risk, Convertible Securities Risk, Credit Risk, Currency Risk, Deflation Risk, Emerging Markets Risk, ETF Risk, FDIC Risk, Foreign Securities and Illiquid Securities Risk, Currency Risk, High-Yield Securities Risk, Inflation Risk, Interest Rate Risk, Market Risk, Non-Diversified Risk, Portfolio Turnover Risk, Preferred Securities Risk, Risks of Real Estate Investments and REITs, and Smaller Companies Risk. See "Principal Risks of Investing in the Funds" on page 17 for a description of these risks.

Seligman LaSalle Monthly Dividend Real Estate Fund Summary


Investment Objectives:

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

Principal Investment Strategies:


The Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined in the section entitled "Principal Investment Strategies" on page 14), such as real estate investment trusts ("REITs"). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks. The Fund anticipates that it will invest primarily in securities issued by Equity REITs (also as described in the section entitled "Principal Investment Strategies" on page 14) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.


In making investment decisions on behalf of the Fund, the Fund's subadviser uses both quantitative and qualitative investment criteria to evaluate companies.

The Fund intends to pay dividends from its net investment income monthly and distribute any net capital gains realized on investments annually. Dividends paid by the Fund generally will be taxable to you as ordinary income. It is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Principal Risks:

The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by issues relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.


Although the Fund generally will not hold direct investments in real estate, the Fund is subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies in the real estate industry. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws, and property casualty. Please refer to the section entitled "Principal Risks of Investing in the Funds" on page 17 for information on the risks associated with an investment in the Fund. These real estate risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or particular types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.


REITs tend to be small to medium-sized companies in relation to the equity markets as a whole. Smaller company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments.

Monthly Dividend Fund


The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

An investment in the Fund is not a deposit in a bank or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how such performance compares to three widely-used measures of performance.

The performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.


Both the bar chart and table assume that all dividends and capital gains and other distributions, if any, were reinvested. Class I shares are not subject to any sales charges.


Since the Fund's inception through April 30, 2005, J. & W. Seligman & Co. Incorporated ("Seligman"), the Fund's manager, voluntarily reimbursed expenses (other than management fees and 12b-1 fees) that exceeded 0.45% per annum of the Fund's average daily net assets. Effective May 1, 2005, Seligman has contractually agreed to reimburse the Fund's "other expenses" (other than management fees, 12b-1 fees and extraordinary expenses) that exceed 0.45% per annum of the Fund's average daily net assets. This undertaking will remain in effect at least until April 30, 2007. Class I shares are not subject to any 12b-1 fees. Absent such reimbursements, returns shown in both the bar chart and table would have been lower.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Monthly Dividend Fund


CLASS I ANNUAL TOTAL RETURN

                                    [CHART]

 2004    2005
------   -----
25.21%   5.55%

            Best quarter return: 12.74% - quarter ended 03/31/2004.

           Worst quarter return: (7.23)% - quarter ended 06/30/2004.

CLASS I AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05


                                                                       SINCE
                                                               ONE   INCEPTION
                                                               YEAR  11/24/03
  ----------------------------------------------------------------------------
  CLASS I
  ----------------------------------------------------------------------------
  Return before taxes                                          5.55%   17.12%
  ----------------------------------------------------------------------------
  Return after taxes on distributions                          2.91    14.17
  ----------------------------------------------------------------------------
  Return after taxes on distributions and sale of Fund shares  5.14    13.34
  ----------------------------------------------------------------------------
  FTSE-NAREIT EQUITY REIT INDEX                               12.16    23.28
  ----------------------------------------------------------------------------
  LIPPER REAL ESTATE FUNDS AVERAGE                            11.75    17.16
  ----------------------------------------------------------------------------
  S&P 500 INDEX                                                4.90    10.40
  ----------------------------------------------------------------------------

-------------

The Lipper Real Estate Funds Average (the "Lipper Average") is an average of all funds that invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The FTSE-NAREIT Equity REIT Index is a commonly used index measuring the performance of all publicly-traded U.S. real estate trusts that are Equity REITs as determined by the National Association of Real Estate Investment Trusts. Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") measures the performance of 500 of the largest US public companies based on market capitalization. The indices are unmanaged, do not include any expenses, taxes, fees, or charges and performance is calculated assuming the reinvestment of all distributions. The Lipper Average does not reflect any sales charges or taxes. An investor cannot invest directly in an average or an index.

Monthly Dividend Fund


Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                   CLASS I
------------------------------------------------------------------------------------
Maximum Sales Charge (Load) on purchases                                        none
------------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions           none
------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------
(as a percentage of average net assets)
------------------------------------------------------------------------------------
Management Fees                                                                0.90%
------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                        none
------------------------------------------------------------------------------------
Other Expenses/(2)/                                                            0.78%
------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES/(1)/                                      1.68%
------------------------------------------------------------------------------------
-------------
(1) Less: Reimbursement Expense                                              (0.33)%
------------------------------------------------------------------------------------
    Net Operating Expenses                                                     1.35%
------------------------------------------------------------------------------------

(2)Seligman has contractually undertaken to reimburse the Fund's "other expenses" (other than management fees, 12b-1 fees and extraordinary expenses) to the extent such expenses exceed 0.45% per annum of the Fund's average daily net assets. This undertaking will remain in effect at least until April 30, 2007. There are no 12b-1 fees in respect of the Fund's Class I shares.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses are (i) the Fund's net operating expenses through April 30, 2007 (which reflect the contractual expense reimbursement described above) and (ii) after April 30, 2007, the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class I  $137   $497    $882    $1,959
                    ---------------------------------------


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing, and legal fees.

Monthly Dividend Fund

Subadviser Performance


The composite performance information provided below represents the actual performance, adjusted as described below, of a real estate income composite (the "Composite"), which consists of all separately managed wrap accounts ("Accounts") managed by LaSalle Securities U.S., the Fund's subadviser, with substantially similar objectives, policies and strategies as those used to manage the Fund.

THIS INFORMATION IS PROVIDED TO YOU SOLELY TO ILLUSTRATE THE HISTORICAL PERFORMANCE OF LASALLE SECURITIES U.S. THE HISTORICAL PERFORMANCE DOES NOT INDICATE THE FUTURE PERFORMANCE OF THE FUND.


                         REAL ESTATE INCOME COMPOSITE

                                                                           PERFORMANCE RESULTS
                                                                     -------------------------------

                          TOTAL
                           FIRM                                         COMPOSITE
                          ASSETS    VALUE OF      % OF       NUMBER  ----------------
                         MANAGED    ACCOUNTS      FIRM         OF     GROSS    NET   NAREIT   S&P
YEAR END                (MILLIONS) (MILLIONS)    ASSETS     ACCOUNTS OF FEES OF FEES INDEX    500
-                       -          -          -             -        -----------------------
                                                            Five or
2001 (beginning 4/1/01)   $3,912      $ 1     (less than)1%   fewer  15.83%  15.15%  13.49%    1.23%
----------------------------------------------------------------------------------------------------
2002                       2,982        4     (less than)1%       9  10.86%   9.76%   3.81% (22.10)%
----------------------------------------------------------------------------------------------------
2003                       3,252       10     (less than)1%      26  39.36%  37.72%  37.14%   28.67%
----------------------------------------------------------------------------------------------------
2004                       4,267       12     (less than)1%      84  26.13%  24.56%  31.58%   10.87%
----------------------------------------------------------------------------------------------------
2005                       5,475       11     (less than)1%     101   7.02%   5.40%  12.16%    4.90%
----------------------------------------------------------------------------------------------------

                                                         COMPOSITE
                                                      ----------------
                                                       GROSS    NET   NAREIT  S&P
ANNUALIZED RETURNS (PERIODS ENDING DECEMBER 31, 2005) OF FEES OF FEES INDEX   500
-----------------------------------------------------------------------------------
             One Year                                  7.02%   5.40%  12.16%  4.90%
-----------------------------------------------------------------------------------
             Two Years                                16.18%  14.58%  21.48%  7.84%
-----------------------------------------------------------------------------------
             Three Years                              23.44%  21.82%  26.49% 14.38%
-----------------------------------------------------------------------------------
             Since Inception (4/1/2001)               20.40%  19.01%  20.08%  3.54%
-----------------------------------------------------------------------------------

-------------
Notes


Results are based on fully discretionary accounts under management, including those accounts no longer with LaSalle Securities U.S. Gross returns are stated gross of all fees and transaction costs; net returns are reduced by all fees and transaction costs incurred. It is anticipated that shareholders of the Fund will bear higher fees and expenses (e.g. sales charges) than those that were applicable to the Accounts. If the Accounts had been subject to such higher fees and expenses, the Accounts' net returns would have been lower. Balanced portfolio segments are not included in the Composite. Leverage is not used by the Accounts contained in the Composite. The performance set forth above was calculated in accordance with Global Investment Performance Standards (GIPS), which differ from the standardized SEC method of calculating performance. During the period shown, the Accounts were managed by applying objectives, policies and strategies that are substantially similar to those used by LaSalle Securities U.S. in connection with the Fund. The performance of the Accounts should not be considered a substitute for the Fund's performance. The Accounts and the Fund may invest in different securities. Prospective investors should recognize that future performance of the Fund will differ from the performance shown above. The Fund may be unable to invest in certain securities from time to time because they are unavailable, or it may be able to invest only a limited amount of Fund assets in particular investment opportunities. During the period for which performance is shown, the total assets contained in the Accounts were between $50,000 and $2.5 million. The Fund's assets may be substantially greater and the size of the Fund may affect the types of investments it makes. The performance information is limited and may not reflect performance in all economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those shown herein. The Accounts were not subject to certain investment and other restrictions imposed on registered investment companies, including those under the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Accounts.
The FTSE-NAREIT Equity REIT Index ("NAREIT Index") is a commonly used index measuring the performance of all publicly-traded U.S. real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") measures the performance of 500 of the largest U.S. publicly-traded companies based on market capitalization. Indices are unmanaged, do not include any expenses, taxes, fees or charges and performance is calculated assuming the reinvestment of all distributions. No index is directly comparable to the Composite or the Fund. An investor cannot invest directly in an index. The performance data is set forth solely for the information of the prospective investors in the Fund. The Fund does not restrict its investments to securities included in the NAREIT Index. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

Past performance is not necessarily indicative of future results. Investing in the Fund involves risk. You can lose money.

Monthly Dividend Fund


Objectives, Principal and Other Investment Strategies, and Risks


Investment Objectives

The Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined below), such as real estate investment trusts ("REITs"). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.

A real estate company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

In seeking its objective, the Fund may invest without limit in securities of REITs. REITs are companies that invest primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet its primary investment objective of producing a high level of current income.

The Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described below) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs.

.. EQUITY REITS invest the majority of their assets directly in real property and derive their income primarily from rents.

.. MORTGAGE REITS invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

..  HYBRID REITS combine the characteristics of both Equity REITs and Mortgage
   REITs.

In addition to rental and interest income, REITs may also realize capital gains by selling properties or other assets that have appreciated in value.

In selecting investments for the Fund, the subadviser uses both quantitative and qualitative investment criteria. The quantitative analysis includes use of a proprietary valuation model to rank real estate companies on the basis of risk and return. The model is used to determine an "intrinsic value" for real estate companies based on a three-year holding period. The intrinsic value of a company is the expected value of its operations taking into account its properties, the impact of its management, and the public securities markets. The model is applied to real estate companies that qualify for inclusion in the Fund's investment universe (which includes most REITs and real estate operating companies that are publicly traded in the United States). The subadviser also estimates the net asset value of the real estate companies (i.e., estimated real estate market value of a company's assets less its liabilities). Both the intrinsic value and net asset value calculation results are analyzed in relation to current market prices by the subadviser in the buy-hold-sell decision-making process for the Fund.

Monthly Dividend Fund


As a qualitative overlay, the subadviser evaluates several factors affecting a company, including its organizational and capital structure, business focus and quality of management and properties and considers local market conditions that may affect these companies.


Although the Fund will invest primarily in U.S. markets, the subadviser also considers information derived from the extensive research and property management organization of its affiliates located in 125 key markets in more than 50 countries throughout the Americas, Europe and Asia. This information is used by the subadviser in both its quantitative and qualitative analysis.


One or more of four primary factors enter into a decision to sell: (i) stock price exceeds the intrinsic value or better values are available in the stock's peer group; (ii) changes in earnings, real estate and capital market conditions, economic conditions and the company's risk profile; (iii) the stock's percentage of the total portfolio exceeds the target percentage; and
(iv) tactical shifts among property sectors.

Other Strategies

The Fund may invest a maximum of 20% of its net assets in investment grade debt securities of issuers, including real estate companies, governmental issuers and corporate issuers.

The Fund may also invest up to 10% of its assets in exchange-traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("144A Securities").

The Fund will invest its net assets primarily in US dollar-denominated securities of US issuers. However, the Fund may also invest up to 10% of its net assets in non-US dollar-denominated securities of US or foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's manager pursuant to procedures approved by the Board of Directors of the Series are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional securities).

The Fund does not intend to borrow money except that the Fund may borrow up to 5% of its total assets for temporary purposes.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objectives.

The Fund's investment objectives and concentration of investments in the real estate industry may be changed only with shareholder approval. The principal investment strategies, including the Fund's policy of investing at least 80% of its net assets in real estate companies, may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Series' Board of Directors. The Fund will provide shareholders with at least 60 days' notice

Monthly Dividend Fund

before implementing any change in investment policies that would permit the Fund to invest less than 80% of its net assets in real estate companies.

There is no guarantee that the Fund will achieve its objectives.


Risks

An investment in the Fund is subject to risk, including Common Stock Risk, Convertible Securities Risk, Credit Risk, Deflation Risk, ETF Risk, FDIC Risk, Foreign Securities and Illiquid Securities Risk, Inflation Risk, Interest Rate Risk, Market Risk, Non-Diversified Risk, Portfolio Turnover Risk, Preferred Securities Risk, Risks of Real Estate Investments and REITs, Smaller Companies Risk, and Zero-Coupon and Pay-in-Kind Risk. See "Principal Risks of Investing in the Funds" for a description of these risks.

Principal Risks of Investing in the Funds

This section lists and describes, as applicable, the risks associated with an investment in Seligman LaSalle Global Real Estate Fund (the "Global Fund") and Seligman LaSalle Monthly Dividend Real Estate Fund (the "Monthly Dividend Fund"). The sections in this Prospectus entitled "Objective(s), Principal and Other Investment Strategies, and Risks" relating to each of the Global Fund and the Monthly Dividend Fund identify which of these risks apply to a Fund.

COMMON STOCK RISK. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund.

CONVERTIBLE SECURITIES RISK. Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

CREDIT RISK. A security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a security would be unable to make interest and principal payments when due. To the extent the Fund holds securities that are downgraded, or default on payment, its performance could be negatively affected. Debt securities, like those in which the Fund may invest, are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers.

CURRENCY RISK. This risk is associated with a Fund's investment in securities denominated in foreign currencies. Because the Fund receives contributions in U.S. dollars, any investment in securities denominated in a foreign currency requires the Fund to value the securities at the current exchange rate when computing the Fund's daily net asset value. As a result, a Fund is exposed to risk that the value of the U.S. dollar may rise in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency.

DEFLATION RISK. Deflation risk is the risk that the Fund's dividends may be reduced in the future if earnings power is reduced and results in lower distributions on the assets owned by the Fund or possibly the redemption of such assets by their issuer.

EMERGING MARKETS RISK. Emerging market countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many companies in developed countries.

ETF RISK. If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's returns would therefore be lower.

FDIC RISK. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FOREIGN SECURITIES AND ILLIQUID SECURITIES RISK. Foreign securities and illiquid securities in the Fund's portfolio may involve higher risk than domestic or liquid securities and may subject the Fund to higher price volatility than investments in less risky securities. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, higher costs of trading, changes in political conditions, investment and repatriation restrictions, and custody and expropriation risks.

HIGH-YIELD SECURITIES RISK. High-yield securities in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade fixed-income securities. High-yield securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of fixed-income securities is affected by market conditions relating to changes in prevailing interest rates. However, the value of high-yield securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or un-rated securities may decline in market value due to investors' heightened concerns and perceptions over credit quality.

INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the Fund's shares and distributions can decline.

INTEREST RATE RISK. Interest rate risk is the risk that investments, including, but not limited to, preferred shares, U.S. government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as real estate company common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally may fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that the net asset value and market price of common shares may tend to decline if market interest rates rise. Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

MARKET RISK. The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. The value of securities held by the Fund may be affected by matters relating to the issuers of those securities or by changes in the financial markets in general. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

NON-DIVERSIFIED RISK. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of a single investment could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower its yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

PREFERRED SECURITIES RISK. To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

RISKS OF REAL ESTATE INVESTMENTS AND REITS. For purposes of this risk, unless stated otherwise, the term "real estate company(ies)" refers to Global Real Estate Companies in the case of the Global Fund and real estate companies in the case of the Monthly Dividend Fund, as the case may be.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

..  declines in the value of real estate;

..  risks related to general and local economic conditions;

..  possible lack of availability of mortgage funds or other capital;

..  overbuilding;

..  lack of completion of developments or delays in completion;

..  extended vacancies of properties;

..  increased competition;

..  increases in property taxes and operating expenses;

..  changes in zoning laws or other government regulations;

.. costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

..  casualty or condemnation losses;

..  limitations on, or unavailability of, insurance on favorable economic terms;

..  limitations on rents;

..  changes in neighborhood values and the appeal of properties to tenants;

..  tenant bankruptcies and other credit problems;

.. changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy;

.. uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism;

..  changes in interest rates; and

..  legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends, capital gains or other distributions received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower's or a lessee's ability or willingness to meet its obligations to a real estate company. In the event of a default by a borrower or lessee, these companies may suffer losses, experience delays in enforcing their rights as a mortgagee or lessor and incur substantial costs associated with protecting their investments.

Equity REITs (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the U.S.) may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the U.S.) are dependent upon management skills and generally may not be diversified. As a result, performance of these holdings ultimately depends on the types of real property in which they invest and how well the property is managed.

REITs are also subject to heavy cash flow dependency and could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended ("Code"), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended ("1940 Act"). Similarly, Global Real Estate Companies domiciled in countries outside the U.S. may fail to qualify for corporate tax benefits made available by the governments of such countries. Any such failure by these companies or REITs held by the Fund could adversely affect the value of an investment in the Fund.

REITs (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the U.S.) have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by shareholders of these companies, including the Fund.

For a description of additional risks of investment in real estate companies, including risks of investing in particular types of properties, such as hotels, office buildings, apartment buildings and health care properties see "Description of the Series and Its Investments and Risks" in the Statement of Additional Information.

SMALLER COMPANIES RISK. Even most larger REITs (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the U.S.) tend to be small-to medium-sized companies in relation to the equity markets as a whole.

Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks.

ZERO-COUPON AND PAY-IN-KIND RISK. "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than securities that pay cash interest. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

Management of the Funds

The Board of Directors of the the Series provides broad supervision over the affairs of the Series.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Global Fund and the Monthly Dividend Fund (collectively, the "Funds"). Seligman is responsible for monitoring the performance of the Funds' subadvisers (each as described below) and administering each Fund's business and other affairs.

Established in 1864, Seligman serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $[ ] billion in assets as of September 30, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of September 30, 2006 of approximately $[ ] billion.

THE GLOBAL FUND is subadvised by LaSalle Investment Management (Securities), L.P. (referred to throughout as LaSalle Securities U.S.) and LaSalle Investment Management Securities B.V. (referred to throughout as LaSalle Securities B.V.). With respect to the Global Fund, LaSalle Securities U.S. is responsible for the overall management of the Fund's portfolio of investments, including the allocation of the Fund's net assets among various regions and countries, and making purchases and sales consistent with the Fund's investment objective and strategies (except, as noted below, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe). LaSalle Securities U.S. is also responsible for the supervision of LaSalle Securities B.V.

LaSalle Securities B.V. is responsible for making investment decisions, consistent with the Global Fund's investment objective and strategies, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe, as well as collaborating with LaSalle Securities U.S. on the Fund's portfolio allocation among the various regions and countries. There is no pre-determined allocation to LaSalle Securities B.V. The amount is determined through the qualitative and quantitative investment criteria described under the Global Fund's "Principal Investment Strategies."

THE MONTHLY DIVIDEND FUND is subadvised by LaSalle Securities U.S. With respect to the Monthly Dividend Fund, LaSalle Securities U.S. manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with that Fund's investment objectives and strategies.

MANAGEMENT FEES. Each Fund pays Seligman a fee for its management services equal to a percentage of that Fund's average daily net assets. The management fee rates are as follows:

..  Global Fund: 0.98%

..  Monthly Dividend Fund: 0.90%

Seligman has contractually undertaken to separately reimburse each Fund's "other expenses" (as described above in each Fund's discussion relating to "Fees and Expenses") that exceed 0.41% per annum of the Global Fund's average daily net assets and 0.45% per annum of the Monthly Dividend Fund's average daily net assets. The undertaking in respect of the Global Fund will remain in effect at least until April 30, 2008; whereas the undertaking in respect of the Monthly Dividend Fund will remain in effect at least until April 30, 2007.

A discussion regarding the basis for the Series' Board of Directors' approval of the investment management agreement between the Series (on behalf of the Monthly Dividend Fund) and Seligman is available in the Fund's annual report, dated December 31.

Subadvisers

LaSalle Securities U.S. is located at 100 East Pratt Street, Baltimore, Maryland 21202, and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands. LaSalle Securities U.S. and LaSalle Securities B.V. are registered investment advisers affiliated with LaSalle Investment Management, Inc. ("LaSalle"), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had $[ ] billion in assets under management as of September 30, 2006, of which $[ ] billion was managed by LaSalle Securities U.S. and [ ] million was managed by LaSalle Securities B.V.

LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated ("Jones Lang LaSalle"), a U.S. publicly-traded company. LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle and its affiliates have employees in 125 key markets in 50 countries on five continents. It is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. LaSalle Securities U.S. and LaSalle Securities B.V. are supported by Jones Lang LaSalle's extensive property management and direct real estate investment organizations, and its global research capabilities, with more than 100 research professionals worldwide.

The fees of a Fund's subadviser(s) will be paid by Seligman out of the fee it receives for managing that Fund or otherwise from its own resources.

Portfolio Management

As described above, LaSalle Securities U.S. and LaSalle Securities B.V. serve as subadvisers to the Global Fund, and LaSalle Securities U.S. serves as subadviser to the Monthly Dividend Fund. The LaSalle Securities U.S. team is headed by Messrs. Stan J. Kraska, George J. Noon and Keith R. Pauley. Mr. Ernst Jan de Leeuw of LaSalle Securities B.V. is portfolio manager with respect to the Global Fund's investments in securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe.

LASALLE SECURITIES U.S.

Mr. Kraska is a Managing Director of LaSalle Securities U.S. since 1997. Mr. Kraska has over nineteen years of real estate experience. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT and Urban Land Institute. He received his B.A. in Engineering Sciences from Dartmouth College and his M.B.A. from the Harvard Business School. He joined LaSalle Securities U.S. in 1986.

Mr. Noon is a Managing Director of LaSalle Securities U.S. since 2003. Mr. Noon has over sixteen years of real estate experience. His responsibilities include portfolio management of global real estate securities programs. Mr. Noon is a graduate of the Wharton School of the University of Pennsylvania with a B.S. in Economics and a major in Finance. Mr. Noon is a holder of a Chartered Financial Analyst designation. He is an associate member of NAREIT and a member of the Baltimore Security Analysts Society. He joined LaSalle Securities U.S. in 1990.

Mr. Pauley is a Managing Director of LaSalle Securities U.S. and has been Chief Investment Officer of LaSalle Securities U.S. since 1996. Mr. Pauley has over twenty years of real estate experience. His responsibilities at LaSalle Securities U.S. include portfolio management and oversight of securities research and trading. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is an associate member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance. He joined LaSalle Securities U.S. in 1985.

LASALLE SECURITIES B.V.

Mr. Ernst Jan de Leeuw is a Managing Director of LaSalle Securities B.V. and is responsible for managing separate account portfolios of public European property companies. Prior to joining LaSalle Securities B.V. in 2000, Mr. de Leeuw worked for five years as a portfolio manager at Robeco Group, where he was responsible for real estate securities portfolios, as well as for a number of discretionary equity portfolios for Robeco Institutional Asset Management clients. Mr. de Leeuw is a certified EFFAS Financial Analyst (European Federation of Financial Analysts Societies). He studied at the University of Berlin and graduated with a Doctorandus in Business Economics and Econometrics at the University of Groningen. Mr. de Leeuw is registered with the Dutch Securities Institute.

The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund(s) for which they provide portfolio management.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.

Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.

Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Beginning in February 2004, Seligman was in discussions with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intended to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino, reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, "Damages"), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If

   Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

   Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information


The Funds offer six Classes of shares. Only Class I shares are offered by this Prospectus. The Series' Board of Directors believes that no conflict of interest currently exists among the Funds' Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series' Statement of Additional Information.


Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, each Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.


  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.


The NAV of each Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Because the Global Fund has portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in many foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series [has approved] on behalf of the Global Fund "fair value" procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, for both Funds, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Series' Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.


How to Buy Fund Shares

Class I Shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC,
(iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current prospectus to determine if it offers Class I Shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisers by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares


Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account


To protect you and other shareholders, each Fund reserves the right to:


..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

.. Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares


As a matter of policy, each Fund discourages frequent trading of Fund shares. In this regard, the Series' Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors (the Funds' distributor) or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial per-centage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non U.S. securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact a Fund.


Dividends and Capital Gain Distributions


The Global Fund pays any dividends from its net investment income semi-annually and distributes any net capital gains realized on investments annually.

The Monthly Dividend Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily income dividends.


Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.


Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.


Dividends paid by a Fund generally are taxable to you as ordinary income. However, it is expected that income dividends paid by the Fund generally will not be eligible for the reduction in dividend tax rates set forth in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

To the extent that a Fund distributes an amount in excess of the Fund's earnings, this amount will be treated as a non-taxable return of capital that reduces your tax basis in your shares; any distribution in excess of your tax basis is treated as gain from a sale of your shares. You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets and the source of distributions received from its investments.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.


The securities (such as REITs) in which the Funds invest may not provide complete tax information to the Funds as to the tax character of the dividends distributed by such company (e.g., income, capital gain or return of capital) until after the calendar year end. Consequently, because of such delay, it may be necessary for a Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31. Further, the tax treatment of distributions reported on Form 1099-DIV may differ from the characterization of distributions provided at the time the distribution was made.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+
Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund+
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+
Seeks capital appreciation by investing in the common stocks of medium-sized companies.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+
Seeks long-term capital appreciation.

Seligman International Growth Fund+
Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund+
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------


Seligman LaSalle Global Real Estate Fund
Seeks total return through a combination of current income and long-term capital appreciation by investing in global real estate companies.


Seligman LaSalle Monthly Dividend Real Estate Fund+

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity related securities issued by real estate companies, such as REITs.


FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Fund+
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.

-------------
+ Offers Class I Shares.

The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Core Fixed Income Fund/+/ (formerly, Seligman Investment Grade Fixed Income Fund)

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seeks to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.


MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund+
Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
SELIGMAN TIME HORIZON/HARVESTER SERIES, INC. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic real estate securities and fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.


SELIGMAN TARGETHorizon ETF PORTFOLIOS, INC. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).


-------------
+ Offers Class I Shares.

Seligman TargETFund 2045+
Seeks capital appreciation until approximately the year 2025, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035+
Seeks capital appreciation until approximately the year 2015, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.



Seligman TargETFund 2025/+/
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015/+/
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core/+/
Seeks capital appreciation and preservation of capital with current income.

-------------

+ Offers Class I Shares.

Financial Highlights


The table below is intended to help you understand the financial performance of the Monthly Dividend Fund's Class I shares for the periods presented. The Global Fund is newly-organized and, as such, financial highlights are not available. Financial highlights in respect of the Monthly Dividend Fund will be next published in the Series' Annual Report dated December 31, 2006 and reflected in the Series' next available update of its Prospectus. The initial financial highlights in respect of the Global Fund will be published in the Series' Semi-Annual Report dated June 30, 2007.

Certain information reflects financial results for a single share of Class I shares held throughout the period shown. Per share amounts are calculated based on average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Monthly Dividend Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns does not reflect any taxes and is not annualized for periods of less
than one year. [        ], Independent Registered Public Accounting Firm, has
audited this information, unless otherwise noted. Their report, along with the Monthly Dividend Fund's financial statements, is included in the Series' Annual Report, which is available upon request.

Monthly Dividend Fund


CLASS I
-------------------------------------------------------------------------------------------------------------

                                                        SIX MONTHS ENDED YEAR ENDED DECEMBER 31, NOVEMBER 24,
                                                         JUNE 30, 2006   ------------------------  2003* TO
                                                          (UNAUDITED)     2005        2004       DECEMBER 31,
---------------------------------------------------------                ------------------------
PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $8.70       $9.28       $8.04          $7.61
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.21        0.16        0.15           0.03
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments              0.99        0.33        1.79           0.45
-------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.20        0.49        1.94           0.48
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Distributions from net investment income                   (0.21)      (0.16)      (0.15)         (0.02)
-------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income             --        (0.04)      (0.19)         (0.01)
-------------------------------------------------------------------------------------------------------------
  Return of capital                                            --          --        (0.05)           --
-------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --        (0.87)      (0.31)         (0.02)
-------------------------------------------------------------------------------------------------------------
Total distributions                                          (0.21)      (1.07)      (0.70)         (0.05)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                $9.69       $8.70       $9.28          $8.04
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                13.80%       5.55%      25.21%          5.49%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $1,171        $865      $1,077           $315
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                       1.35%+      1.35%       1.35%          0.94%+
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets          4.27%+      1.76%       2.67%          3.42%+
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      18.34%      41.09%      29.03%         19.40%#
-------------------------------------------------------------------------------------------------------------
Without expense reimbursement: o
-------------------------------------------------------------------------------------------------------------
  Ratio of expense to average net assets                      2.01%+      1.68%       2.05%          2.45%+
-------------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets        3.61%+      1.43%       1.97%          1.91%+
-------------------------------------------------------------------------------------------------------------

-------------
* Commencement of offering of shares.
+ Annualized.
o Seligman, at its discretion, reimbursed certain expenses of Class I shares from the inception of the Fund through April 30, 2005. Effective May 1, 2005, Seligman has contractually undertaken to reimburse certain expenses of Class I shares. Without such reimbursement for the Fund, returns would have been lower.
# For the period July 16, 2003 to December 31, 2003.

How to Contact Us



THE FUNDS............................ Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777



  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The following information is available, without charge, upon request by calling toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.


The Statement of Additional Information ("SAI") contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports, when available, contain additional information about the Funds' investments. In the Series' Annual Reports you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The Series' SAI and most recent Annual/Semi-Annual Reports, when published, are also available, free of charge, at www.seligman.com.


This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.


Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds, when published, are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus

SEC File Number:  811-21365

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. This Statement of Additional Information is not a prospectus.


                SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.


                   Seligman LaSalle Global Real Estate Fund

              Seligman LaSalle Monthly Dividend Real Estate Fund

                      Statement of Additional Information

                              December [  ], 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450
     For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus, dated December [ ], 2006 relating to Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus, dated December [ ], 2006, offering Class I shares (together, "the Prospectuses") of Seligman LaSalle Real Estate Fund Series, Inc. (the "Series") containing two separate funds: Seligman LaSalle Global Real Estate Fund (the "Global Fund") and Seligman LaSalle Monthly Dividend Real Estate Fund (the "Monthly Dividend Fund," and with the Global Fund, collectively, the "Funds"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Series at the above address or telephone numbers.

The financial statements and notes included in the Series' Annual Report on behalf of the Monthly Dividend Fund, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you,without charge, if you request a copy of this SAI. The Global Fund is newly-organized and, as such, financial highlights are not available. The initial financial highlights in respect of the Global Fund will be published in the Series' Semi-Annual Report, dated June 30, 2007.


The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

                               Table of Contents


          Series History.........................................  2
          Description of the Series and its Investments and Risks  2
          Management of the Series............................... 13
          Control Persons and Principal Holders of Securities.... 21
          Investment Advisory and Other Services................. 23
          Portfolio Managers..................................... 30
          Portfolio Transactions and Other Practices............. 33
          Capital Stock and Other Securities..................... 34
          Purchase, Redemption, and Pricing of Shares............ 35
          Taxation of the Series................................. 42
          Underwriters........................................... 45
          Calculation of Yield and Performance Data.............. 47
          Financial Statements................................... 49
          General Information.................................... 49
          Appendix A............................................. 50

                                Series History

The Series was incorporated under the laws of the State of Maryland on May 30, 2003.

            Description of the Series and Its Investments and Risks


Classification


The Series is an open-end management investment company, or mutual fund, which consists of two separate and distinct funds - the Global Fund and the Monthly Dividend Fund . Each Fund is non-diversified and concentrates its respective investments in the real estate industry. The Monthly Dividend Fund commenced operations on July 16, 2003. The Global Fund commenced operations on December [ ], 2006.


Investment Strategies and Risks


The following information regarding each Fund's investments and risks supplements the information contained in the Prospectuses.

General

The Global Fund. The Global Fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation. The Global Fund concentrates its investments in the real estate industry. The Global Fund intends to invest, under normal market conditions, at least 80% of its net assets in equity and equity-related securities issued by "Global Real Estate Companies", which are companies that meet one of the following criteria:

  . companies qualifying for US federal income tax purposes as real estate investment trusts ("REITs");
  .   entities similar to REITs that are domiciled in countries outside the US;
      or
  . other companies domiciled in any country that, at the time of initial purchase by the Fund, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets in such real estate.

Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

In addition to investments in Global Real Estate Companies, the Global Fund may invest up to 20% of its net assets in equity and equity-related securities (other than as described above) as well as fixed-income securities of any credit quality of any US or foreign issuer, including Global Real Estate Companies and governmental and corporate issuers.

The Monthly Dividend Fund. The Monthly Dividend Fund seeks to produce a high level of current income. Capital appreciation is a secondary objective. The Monthly Dividend Fund concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by "real estate companies" (as defined below), such as real estate investment trusts ("REITs"). Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.

A real estate company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate. The Monthly Dividend Fund anticipates that it will invest primarily in securities issued by Equity REITs (as described in the Prospectuses) that are expected to pay dividends at a rate which is higher than the average paid by the REITs in the Fund's benchmark.

The Monthly Dividend Fund may invest a maximum of 20% of its net assets in investment grade debt securities of issuers, including real estate companies, governmental issuers and corporate issuers. The Fund will not invest directly in real estate.

The Funds

The investment objective(s) and principal investment strategies of each Fund, as well as the principal risks associated with each Fund's investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

Borrowing. Each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the value of its total assets. However, the Funds do not intend to borrow money, except that a Fund may borrow up to 5% of its total assets for temporary purposes.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce a Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause a Fund's net asset value to decline more than would otherwise be the case.

Foreign Securities. The Monthly Dividend Fund may invest a substantial portion of its net assets in US dollar-denominated securities of foreign issuers, including foreign corporations, governments or their agencies or instrumentalities. The Monthly Dividend Fund may also invest up to 10% of its net assets in non-US dollar-denominated securities of US and foreign issuers. The Global Fund may, from time to time, have substantial investments in securities of foreign issuers, including securities denominated in non-US dollars. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities and their markets may not be as liquid as US securities and their markets. Securities of foreign issuers may involve greater market risk than securities of US issuers, and foreign custody fees are generally higher than in the US. Investments in foreign securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. The US has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of each Fund's assets to be invested within various countries is not known.

Junk Bonds. The Global Fund may invest in non-investment grade debt securities of issuers, including real estate industry companies. Non-investment grade debt securities are debt securities rated Ba or below by Moody's Investor Services Inc. or BB or below by Standard & Poor's Ratings Services, or deemed to be of comparable quality. These non-investment grade debt securities are sometimes referred to as "high-yield" or "junk" bonds.


In addition to the risks associated with debt securities generally, there are specific risks associated with investing in junk bonds. Junk bonds are generally subject to higher volatility in yield and market value than investment grade securities. Junk bonds have a greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.


An economic downturn could adversely impact an issuer's ability to pay interest and repay principal and could result in an issuer defaulting on such payments. The value of a Fund's investment grade securities will be affected, like all debt securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated junk bonds is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.


Junk bonds, like investment grade securities, are traded principally by dealers in the over-the-counter market. The market for junk bonds may be less active and less liquid than for higher-rated investment-grade bonds. Under adverse market or economic conditions, the secondary market for these junk bonds could contract further, causing the Global Fund difficulties in valuing and selling its securities.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates may be considered in making investment decisions. As one way of managing exchange rate risk, a Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will generally enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case, the contract would approximate the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to not greater than 75% of a Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by a Fund. Under extraordinary circumstances, a Fund may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The effect a substantial commitment of a Fund's assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities will be carefully considered.

Except as set forth above and immediately below, a Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of the particular Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, a Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although a Fund may seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund's losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Fund being a "commodity pool" as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission's regulations and interpretations thereunder. The Board of Directors must approve an investment in any new type of commodity if it is of a type a Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Fund could lose more than the amount of its original investment. For example, a Fund may purchase futures contracts by making a relatively small "margin deposit" and, if such contract is thereafter sold at a loss, that Fund could lose substantially more than the original margin deposit. Although the Funds will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Lending of Portfolio Securities. The Funds may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. A Fund will not lend portfolio securities to any institutions affiliated with that Fund. The borrower must maintain with a Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, a Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Rights and Warrants. The Funds may invest in common stock rights and warrants. The Series' Board must approve an investment in any warrant if it is of a type a Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in a Fund's investment restrictions regarding such securities.

Options. The Board of Directors must approve an investment in any option if it is of a type a Fund has not previously utilized. Pursuant to this policy, the Board has approved the purchase of put options, call options, put spreads and collars, and the sale of covered call options (i.e., where a Fund owns the underlying security) and covered put options (i.e., where a Fund maintains cash or other collateral to cover the obligation created by the put). These instruments are described below.


An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.


Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, a Fund may have difficulty closing out its position.

Access Trades. The Funds may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, a Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than securities exchanges, a Fund may not be able to sell when it is deemed advantageous to do so. These risks will potentially be mitigated by limiting access trade exposure by a Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

When-Issued or Forward Commitment Securities. The Funds may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Fund will only purchase a security on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Fund may sell these securities before the purchase settlement date if it is deemed advisable.

An account for each Fund investing in when-issued or forward commitment securities, consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established with the Fund's custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, that Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account or the sale of other securities or, although the Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund's payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund's assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by a Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.

Repurchase Agreements. The Funds may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a U.S. government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund's repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less.

Illiquid Securities. The Funds may invest up to 15% of their respective net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended ("1933 Act")) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act. When appropriate, pursuant to procedures approved by the Series' Board of Directors, a determination may be made that specific Rule 144A securities are liquid and are thus not subject to the 15% limitations on illiquid securities. Should this determination be made, the security will be carefully monitored pursuant to the Board's procedures (with focus on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Other Investment Companies. The Funds may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended ("1940 Act"), which generally prohibits a Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. A Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered investment companies that trade on a stock exchange and generally seek to track the performance of a specified securities index or a basket of securities.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and the Fund's returns will therefore be lower.

Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

Money Market Instruments. Each Fund may invest a portion of its respective assets in cash equivalents as the Fund'smanager deems appropriate. Cash equivalents may include money market instruments such as US government obligations, bank obligations and commercial paper.

U.S. government obligations. US government obligations are obligations issued or guaranteed as to both principal and interest by the US government or backed by the full faith and credit of the US, such as US Treasury Bills, securities issued or guaranteed by a US government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the US, and of domestic branches of foreign banks.

Commercial paper. Commercial paper includes short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

Additional Risks


For purposes of these additional risks, unless stated otherwise, the term "real estate company(ies)" refers to Global Real Estate Companies in the case of the Global Fund and real estate companies in the case of the Monthly Dividend Fund, as the case may be.

Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws in the US and/or in foreign countries), quality of management, interest rate levels and the availability of financing.


If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. Real estate companies are also subject to heavy cash flow dependency.

The performance of the economy in each of the regions in which the real estate owned by a real estate company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.


In addition, investments of real estate companies are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

As discussed below, investments in the securities of real estate companies are also subject to risks that are specific to the investment sector or type of property in which the real estate companies are investing.


Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.


Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in global, national, regional and country-specific economic and market conditions.


Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.


Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities or natural disasters), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) foreign, federal, state and/or local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (in the US, primarily Medicaid and Medicare);
(3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local, regional and global basis;
(4) deterioration, including bankruptcy, of tenants; (5) occupancy rates; and
(6) the general distress of the healthcare industry.


These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.


Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the global, national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.


Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.


Other factors may contribute to the level of risk of real estate investments real estate companies.


Insurance Issues. Certain real estate companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some real estate companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact a Fund's investment performance.

Financial Leverage. Real estate companies, including REITs, may be highly-leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real estate companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.


In addition, a real estate company's obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the real estate company's range of operating activity. A real estate company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the real estate company.

Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate company, and, as a result, the amount available to make distributions on its shares could be reduced.


Terrorism. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries (e.g., hotels and retail establishments). Higher insurance costs may adversely affect real estate companies, and certain real estate companies may be unable to obtain certain kinds of insurance.


Fundamental Restrictions


Each Fund is subject to fundamental policies that place restrictions on certain types of investments. Each Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, each Fund may not:


  . Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

  . Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

  . Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

  . Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

  . Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

  . Purchase or hold any real estate, except that the Global Fund and the Monthly Dividend Fund may (A) invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or
      (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts (and, in the case of the Global Fund, entities similar to REITs that are domiciled in countries outside the US), and (B) hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a Fund's ownership of such securities;


  . Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;


The Funds' fundamental policies set forth above prohibit transactions "except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC." The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin - A purchase on margin involves a loan from the broker-dealer arranging the transaction. The "margin" is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Funds generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to a Fund.

Issuing senior securities - A "senior security" is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a mutual fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the mutual fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Funds to operate in reliance upon these staff interpretations.

Borrowing money - The 1940 Act permits a Fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans - The 1940 Act generally prohibits the Funds from making loans to its affiliated persons but does not otherwise restrict the Funds' ability to make loans.

The Monthly Dividend Fund may not change its investment objectives without approval of a majority of its outstanding voting securities. The Global Fund's investment objective may be changed by the Series' Board of Directors without approval of such Fund's shareholders.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental. In addition, the Global Fund will provide at least 60 days notice of any change to its investment objective.

The Funds also may not change their respective investment policies of investing at least 80% of net assets in real estate issuers without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in

Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.


For temporary defensive purposes in response to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the U.S. government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund's investments in foreign cash equivalents will be limited to those that will in the opinion of the investment manager or subadviser(s), equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the U.S. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.


Portfolio Turnover


Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition are one year or less are excluded from the calculation. The Monthly Dividend Fund's portfolio turnover rates for the fiscal years ended December 31, 2005 and 2004 were 41.09% and 29.03%, respectively.


Disclosure of Portfolio Holdings


The Funds' full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Funds' distributor, Seligman Advisors, Inc. ("Seligman Advisors") (www.seligman.com). In addition, the Funds' top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Funds' portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors' website. The foregoing monthly and quarterly information will remain available on Seligman Advisors' website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Directors, the Funds' portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds' procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated ("Seligman") (or its designee) and the Fund's Chief Compliance Officer ("CCO") with respect to disclosures intended for research purposes and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund's CCO with respect to disclosures intended for other legitimate business purposes before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of the applicable Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds' portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Directors regarding compliance with the Funds' policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds' policies expressly permit Seligman's employees to release the Funds' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether a Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. A Fund may also permit its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds' portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT, and Institutional Shareholder Services, in connection with proxy voting services provided.

The Funds' subadvisers (each as described below) have adopted the policies and procedures relating to the disclosure of portfolio holdings approved by the Series' Board of Directors. Currently, neither subadviser discloses a Fund's portfolio holdings prior to the public disclosure of such information.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman's Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds' portfolio holdings pursuant to these arrangements.

                           Management of the Series


Board of Directors


The Board of Directors provides broad supervision over the affairs of the Series.


Management Information

Information with respect to the Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.


                                                                                                                Number of
                                                                                                              Portfolios in
                                                                                                                  Fund
                        Term of Office                                                                           Complex
Name, (Age) and         and Length of   Principal Occupation(s) During Past 5 Years, Directorships and Other   Overseen by
Position(s) with Series  Time Served*                               Information                                 Director
----------------------- -------------- ---------------------------------------------------------------------- -------------
                                       INDEPENDENT DIRECTORS

John R. Galvin (77)      2003 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                60
Director                               University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American
                                       Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative
                                       Leadership; and Trustee, Institute for Defense Analyses. From February
                                       1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied
                                       Commander, NATO, and the Commander-in-Chief, United States
                                       European Command.

                                                                                                                 Number of
                                                                                                               Portfolios in
                                                                                                                   Fund
                        Term of Office                                                                            Complex
Name, (Age) and         and Length of   Principal Occupation(s) During Past 5 Years, Directorships and Other    Overseen by
Position(s) with Series  Time Served*                               Information                                  Director
----------------------- -------------- ----------------------------------------------------------------------- -------------
 Frank A. McPherson      2003 to Date  Retired Chairman of the Board and Chief Executive Officer of Kerr-           60
 (73)                                  McGee Corporation (diversified energy and chemical company);
 Director                              Director or Trustee of each of the investment companies of the
                                       Seligman Group of Funds**; and Director, DCP Midstream GP, LLP
                                       (natural gas processing), Integris Health (owner of various hospitals),
                                       Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical
                                       Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma
                                       City Public Schools Foundation and Oklahoma Foundation for
                                       Excellence in Education. Formerly, Director, ConocoPhillips
                                       (integrated international oil corporation), BOK Financial (bank holding company), Kimberly-Clark Corporation (consumer products) and the
                                       Federal Reserve System's Kansas City Reserve Bank (from 1990 until
                                       1994).

 Betsy S. Michel (64)    2003 to Date  Attorney; Director or Trustee of each of the investment companies of         60
 Director                              the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge
                                       Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George's School (Newport, RI) and Trustee, World
                                       Learning, Inc. (international educational training) and Council of New
                                       Jersey Grantmakers.

 Leroy C. Richie (65)    2003 to Date  Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief                 59
 Director                              Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash
                                       Management Fund, Inc.); Director, Kerr-McGee Corporation
                                       (diversified energy and chemical company); Infinity, Inc. (oil and gas services and exploration) and Vibration Control Technologies, LLC
                                       (auto vibration technology); Lead Outside Director, Digital Ally, Inc.
                                       (digital imaging); Director and Chairman, Highland Park Michigan
                                       Economic Development Corp; and Chairman, Detroit Public Schools
                                       Foundation. Formerly, Trustee, New York University Law Center
                                       Foundation; Vice Chairman, Detroit Medical Center and Detroit
                                       Economic Growth Corp.; and Vice President and General Counsel
                                       (from 1990 until 1997), Automotive Legal Affairs, Chrysler
                                       Corporation.

 Robert L. Shafer (74)   2003 to Date  Ambassador and Permanent Observer of the Sovereign Military Order            60
 Director                              of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly,
                                       Director (from May 1987 until June 1997), USLIFE Corporation (life insurance) and Vice President (from December 1973 until January
                                       1996), Pfizer Inc. (pharmaceuticals).

 James N. Whitson (71)   2003 to Date  Retired Executive Vice President and Chief Operating Officer,                60
 Director                              Sammons Enterprises, Inc. (a diversified holding company); Director or
                                       Trustee of each of the investment companies of the Seligman Group of
                                       Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.
                                       and Director, C-SPAN (cable television networks).

                                     INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

William C. Morris***    2003 to Date Chairman and Director, J. & W. Seligman & Co. Incorporated;            60
(68)                                 Chairman of the Board and Director or Trustee of each of the
Director, Chairman of                investment companies of the Seligman Group of Funds**; Chairman
the Board                            and Director, Seligman Advisors, Inc., Seligman Services, Inc. and
                                     Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief
                                     Executive Officer, The Metropolitan Opera Association. Formerly,
                                     Director, Kerr-McGee Corporation (diversified energy and chemical company); and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (54)   2003 to Date Director and President, J. & W. Seligman & Co. Incorporated;           59
Director, President and              President, Chief Executive Officer and, with the exception of Seligman
Chief Executive Officer              Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director,
                                     Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                                     Seligman Data Corp.; Member of the Board of Governors of the
                                     Investment Company Institute; and Director (formerly Chairman), ICI
                                     Mutual Insurance Company.

Eleanor T.M. Hoagland   2004 to Date Managing Director, J. & W Seligman & Co. Incorporated; and Vice        N/A
(55)                                 President and Chief Compliance Officer of each of the investment
Vice President and                   companies of the Seligman Group of Funds**.
Chief Compliance
Officer

Thomas Rose (49)        2003 to Date Managing Director, Chief Financial Officer and Treasurer, J. & W.      N/A
Vice President                       Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman
                                     Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman
                                     Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel       2003 to Date Senior Vice President and Treasurer, Investment Companies, J. & W.     N/A
(50)                                 Seligman & Co. Incorporated; Vice President and Treasurer of each of
Vice President and                   the investment companies of the Seligman Group of Funds**; and
Treasurer                            Treasurer, Seligman Data Corp.

Frank J. Nasta (42)     2003 to Date Director, Managing Director, General Counsel and Corporate Secretary,  N/A
Secretary                            J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors,
                                     Inc. and Seligman Services, Inc.; Secretary of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                     Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                     International, Inc. and Seligman Data Corp.


* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Series.

*** Messrs. Morris and Zino are considered "interested persons" of the Series, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Series as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met seven times during the fiscal year ended December 31, 2005 with respect to the Monthly Dividend Fund. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Ms. Michel.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of each Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended December 31, 2005 with respect to the Monthly Dividend Fund. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.


Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.


A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least $10,000 of a Fund's shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Series at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series' Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.


The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Series and the candidate's ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Series at the address above.


The Committee met once during the fiscal year ended December 31, 2005 with respect to the Monthly Dividend Fund. Members of the Committee are Messrs. Shafer (Chairman) and McPherson.

Beneficial Ownership of Shares


As of December 31, 2005, the Directors beneficially owned shares in the Monthly Dividend Fund and the Seligman Group of Funds as follows:



                                                        Aggregate Dollar Range of Shares
                   Dollar Range of Equity Securities in     Owned by Director in the
Name of Director        the Monthly Dividend Fund           Seligman Group of Funds
----------------   ------------------------------------ --------------------------------
                          INDEPENDENT DIRECTORS

John R. Galvin                     None                         $50,001-$100,000

Frank A. McPherson                 None                          Over $100,000

Betsy S. Michel              $10,001-$50,000                     Over $100,000

Leroy C. Richie                    None                         $10,001-$50,000

Robert L. Shafer                   None                          Over $100,000

James N. Whitson             $10,001-$50,000                     Over $100,000

                           INTERESTED DIRECTORS

William C. Morris             Over $100,000                      Over $100,000

Brian T. Zino                      None                          Over $100,000



Compensation. No compensation is paid by the Series or any fund in the Seligman Group of Funds to Directors or officers of the Series or any fund in the Seligman Group of Funds who are employees of Seligman. Compensation of the Directors who are not "interested persons" of the Series, as defined in the 1940 Act, is as follows:



                                           Pension or
                                           Retirement      Total Compensation from
                         Aggregate     Benefits Accrued as  Series and Seligm an
Name and Position    Compensation from   Part of Series        Group of Funds
with Series              Series(1)          Expenses       Paid to Director(1)(2)
-----------------    ----------------- ------------------- -----------------------
Robert B. Catell (3)       $   0               N/A               $        0
Director

John R. Galvin               853               N/A                  109,500
Director

Alice S. Ilchman(4)          544               N/A                   69,848
Director

Frank A. McPherson           853               N/A                  108,000
Director

Betsy S. Michel              853               N/A                  109,500
Director

Leroy C. Richie              870               N/A                  109,500
Director

                                        Pension or
                                        Retirement      Total Compensation from
                      Aggregate     Benefits Accrued as   Series and Seligman
Name and Position Compensation from   Part of Series    Group of Funds Paid to
with Series           Series(1)          Expenses           Director(1)(2)
----------------- ----------------- ------------------- -----------------------
Robert L. Shafer         853                N/A                 109,500
Director
James N. Whitson         853                N/A                 109,500
Director



     (1) Estimated for the Series' fiscal year ended December 31, 2006.

     (2) As of the date of this SAI, the Seligman Group of Funds consisted of twenty-four registered investment companies, including the Series.


     (3) Mr. Catell retired as a member of the Board of Directors effective on November 28, 2005.


     (4) Dr. Ilchman passed away on August 11, 2006.

The Series has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in each Fund's financial statements.

The Funds may, but are not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge their respective obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors (and their respective family members) of the Series. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.


Code of Ethics

Seligman

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code of Ethics also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless prior approval has been obtained from Seligman's Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


Subadvisers

LaSalle Investment Management (Securities), L.P. ("LaSalle Securities US") and LaSalle Investment Management Securities B.V. ("LaSalle Securities B.V." and together with LaSalle Securities US, the "subadvisers") have each separately adopted detailed policies and procedures in a written Code of Ethics pertaining to securities trading bythe subadvisers' employees. Each Code of Ethics provides for the appointment of a senior compliance officer and a securities trading committee ("Committee") that is responsible for interpreting the procedures and for determining whether a violation has occurred. In the event it determines that a violation has occurred, the applicable Committee shall take such action as it deems appropriate.

Each Code of Ethics prohibits an employee from (1) personally acquiring a beneficial ownership in any security issued by an issuer whose primary business is investments in real estate (restricted securities); or (2) causing or attempting to cause, or participating in the decision to cause, client accounts to acquire or dispose of any security of a company with respect to which such employee has obtained material, inside information. Certain exceptions are made to (1), including ownership of closed-end and open-end investment companies investing in real estate securities and ownership of securities issued by Jones Lang LaSalle Inc., the ultimate parent of the subadvisers. Each Code of Ethics prohibits certain senior employees ("Access Persons"), from (a) serving as a director of a company that issues restricted securities; or (b) purchasing, or causing a member of his or her immediate family to purchase, new securities issues during their initial public offering or in certain limited offerings. The prohibition in (b) may be waived by the applicable senior compliance officer in response to a written request, provided that applicable regulatory requirements are met.

Access Persons of the subadvisers are required to supply their respective senior compliance officer with an annual holdings report and a quarterly transaction report (and/or duplicate confirmations for all securities transactions in the Access Person's account, where possible). All reports must contain the title, number of shares and principal amount of each security. These will be reviewed by the senior compliance officer in order to monitor compliance with the procedures specified in the Code. Each respective senior compliance officer is required under the Code to maintain a list of Access Persons and to periodically remind the Access Persons that they are subject to the terms of these procedures. Supervised persons of the subadvisers are required to file a statement with the senior compliance officer indicating that he or she has read and understands these procedures and agrees to be bound by them.

The subadvisers' employees (i) must pre-clear any purchase or sale of shares of any mutual fund for which a subadviser provided advisory services ("Advised Mutual Fund Shares") with their respective senior compliance officer, or his designee, and (ii) may not purchase and sell, or sell and purchase, shares in any Advised Mutual Fund Shares within 60 calendar days; provided, however, that a senior compliance officer may make exceptions to this prohibition on a case-by-case basis in situations where no abuse is involved, and the equities strongly support an exception.

                               -----------------

A copy of the Code of Ethics of each of Seligman and the subadvisers is on public file with, and is available upon request from, the SEC. You can access them through the SEC's Internet site, www.sec.gov.

Proxy Voting Policies


Introduction. On behalf of each Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with Seligman's criteria of what is in the best interests of that Fund's shareholders.

The financial interest of the shareholders of a Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of a Fund's shareholders. As a result, Seligman's policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Funds will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.


The Committee was established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman's Chief Investment Officer (Chair), Seligman's Chief Financial Officer and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.


Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of a Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.


Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

   1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

   2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

   3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).


   4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

   5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

   6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or
(d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

   7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

   8. Seligman will vote for proposals to effect stock splits.

   9. Seligman will vote for proposals authorizing share repurchase programs.

   10. Seligman will vote against authorization to transact unidentified business at the meeting.

   11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

   12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

   13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

   14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.


Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect
(212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.


              Control Persons and Principal Holders of Securities

Control Persons


As of October 9, 2006, there was no person or persons who controlled the Monthly Dividend Fund, either through a significant ownership of shares or any other means of control. As of December [__], 2006, all of the outstanding shares of the Global Fund were owned by Seligman Advisors (the Fund's principal underwriter), in connection with providing the initial capital for the Fund. Seligman Advisors is wholly-owned subsidiary of Seligman, the Fund's investment manager. Seligman is controlled by its Chairman, William C. Morris. Mr. Morris is also Chairman and a member of the Board of Director of the Series.


Principal Holders


As of October 9, 2006, the following principal holders owned 5% or more of a Class of shares of the then outstanding shares of capital stock of the Monthly Dividend Fund as follows:



                                           Fund/          Percentage of Total
Name and Address                           Class              Shares Held
----------------                  ----------------------- -------------------
State Street Bank & Trust Co.     Monthly Dividend Fund/A        9.08%
Seligman Time Horizon 10 Fund
801 Pennsylvania
Kansas City, MO 64105
Citigroup Global House Account    Monthly Dividend Fund/A        8.86%
333 West 34/th/ Street, 7th Floor
New York, NY 10001

                                                            Fund/          Percentage of Total
Name and Address                                            Class              Shares Held
----------------                                   ----------------------- -------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated Monthly Dividend Fund/A         6.91%
FBO Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246

State Street Bank & Trust Co CUST                  Monthly Dividend Fund/A         6.10%
Seligman Time Horizon Harvester Fund
801 Pennsylvania
Kansas City, MO 64105

Merrill Lynch, Pierce, Fenner & Smith Incorporated Monthly Dividend Fund/B        23.44%
FBO Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246

Citigroup Global House Account                     Monthly Dividend Fund/B         6.79%
333 West 34th Street, 7th Floor
New York, NY 10001

Citigroup Global House Account                     Monthly Dividend Fund/C        25.78%
333 West 34th Street, 7th Floor
New York, NY 10001

Merrill Lynch, Pierce, Fenner & Smith Incorporated Monthly Dividend Fund/D        79.67%
FBO Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246

Patterson & Co.                                    Monthly Dividend Fund/I        57.17%
FBO The J. & W. Seligman & Co. Incorporated
Matched Accumulation Plan
1525 West Harris Blvd
Charlotte, NC 28288-1151

Patterson & Co.                                    Monthly Dividend Fund/I        38.85%
FBO The Seligman Data Corp. 401K Thrift Plan
100 Park Avenue, 2nd Floor
New York, NY 10017-5516

Merrill Lynch, Pierce, Fenner & Smith Incorporated Monthly Dividend Fund/R        94.17%
FBO Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246


Management Ownership


As of October 9, 2006, Directors and officers of the Series as a group owned less than 1% of the Class A shares of the Monthly Dividend Fund. As of the same period, Directors and officers of the Series did not own any Class B, Class C, Class D or Class R shares of that Fund.

As of October 9, 2006, Director and officers of the Series as a group owned 1.09% of the Class I shares of the Monthly Dividend Fund.

                    Investment Advisory and Other Services


Investment Manager and Subadvisers

Subject to the control of the Series' Board of Directors, Seligman is responsible for each Funds' investments (with the assistance of LaSalle Securities US and, with respect to the Global Fund, LaSalle Securities B.V.) and administers the Funds' business and other affairs. Seligman also serves as investment adviser to twenty-three other US registered investment companies which, together with the Series, make up the "Seligman Group." Other than the Management Agreement and Subadvisory Agreements (each of which is described below), there are no other management-related service contracts under which services are provided to the Series. No person(s), other than the directors, officers, employees of Seligman or the Series regularly advise the Series or Seligman with respect to its investments (other than as discussed below).


Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Series listed above are officers or employees of Seligman. Their affiliations with the Series and with Seligman are provided under their principal business occupations.


In consideration of the services provided by Seligman, the Monthly Dividend Fund will pay Seligman an investment management fee equal to the annual rate of 0.90% of the Fund's average daily net assets. For the fiscal year ended December 31, 2005, Seligman earned $782,396, equal to 0.90% per annum of the Monthly Dividend Fund's average daily net assets. Of this amount, $146,994 was waived by Seligman in connection with the waiver/reimbursement discussed in the Prospectuses. For the fiscal year ended December 31, 2004, Seligman earned $589,787, equal to 0.90% per annum of the Monthly Dividend Fund's average daily net assets. Of this amount, $127,558 was waived by Seligman in connection with the waiver/reimbursement discussed in the Prospectuses. For the period July 16, 2003 through December 31, 2003, Seligman earned $79,877, equal to 0.90% of the average daily net assets of the Monthly Dividend Fund, all of which was waived.

With respect to the Monthly Dividend Fund, Seligman will pay LaSalle Securities US a fee equal to 50% of the amount of the investment management fee earned during each month, after deducting fees waived or expenses reimbursed. The fees of LaSalle Securities US will be paid by Seligman out of its management fee or otherwise from its own resources. LaSalle Securities US has waived a portion of its fee in respect of the Monthly Dividend Fund.

In consideration of the services provided by Seligman, the Global Fund will pay Seligman an investment management fee equal to an annual rate of [__]% of the Fund's average daily net assets. Seligman has contractually undertaken to waive its management fee and/or reimburse the Global Fund's "other expenses" (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses) to the extent such expenses exceed 0.41% per annum of the Fund's average daily net assets. This undertaking will remain in effect at least until April 30, 2008.

With respect to the Global Fund, Seligman will pay LaSalle Securities US and LaSalle Securities B.V. a fee equal to 50% of the amount of the investment management fee earned during each month, after deducting fees waived or expenses reimbursed. The fees of the subadvisers in respect of the Global Fund will be paid by Seligman out of its management fee or otherwise from its own resources.

The Management Agreement between the Series and Seligman was initially approved by the Board of Directors at a Meeting held on July 2, 2003 and by the sole shareholder on July 2, 2003. The Management Agreement was approved by the Board of Directors in respect of the Global Fund at a Meeting held on [November __, 2006] and by the sole shareholder on [November __, 2006]. The Management Agreement in respect of the Funds will continue in effect until December 31 of each year (after expiration of the initial 2-year term for the Global Fund), if
(1) such continuance is approved in the manner required by the Investment Company Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Series at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Series, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment.

Each Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

The Global Fund is subadvised by LaSalle Securities US and LaSalle Securities B.V. LaSalle Securities US is responsible for the overall management of the Global Fund's portfolio of investments, including the allocation of the Fund's net assets among various regions and countries, and making purchases and sales consistent with the Fund's investment objective and strategies (except, as noted below, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe). LaSalle Securities US is also responsible for the supervision of LaSalle Securities B.V. LaSalle Securities B.V. is responsible for making investment decisions, consistent with the Global Fund's investment objective and strategies, with respect to securities of Global Real Estate Companies domiciled in the United Kingdom and continental Europe, as well as collaborating with LaSalle Securities US on the Fund's portfolio allocation among the various regions and countries.

The Monthly Dividend Fund is subadvised by LaSalle Securities US. With respect to the Monthly Dividend Fund, LaSalle Securities US manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with that Fund's investment objectives and strategies.

LaSalle Securities US is located at 100 East Pratt Street, Baltimore, Maryland 21202 and LaSalle Securities B.V. is located at Herengracht 471, 1017 BS Amsterdam, The Netherlands.

LaSalle Securities US is a limited partnership organized under the laws of the State of Maryland in 1994. LaSalle Securities B.V., an SEC registered investment adviser, is organized under the laws of The Netherlands. LaSalle Securities US and LaSalle Securities B.V. are registered investment advisers affiliated with LaSalle Investment Management, Inc. ("LaSalle"), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had[$ ] billion in public and private assets under management as of September 30, 2006, of which [$] billion is managed by LaSalle Securities US and [$ ] is managed by LaSalle Securities B.V. LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated ("Jones Lang LaSalle"), a U.S. publicly traded company.

LaSalle is one of several entities through which Jones Lang LaSalle and its affiliates conduct real estate investment advisory and related businesses. Jones Lang LaSalle is a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, uses and investors worldwide. LaSalle is supported by Jones Lang LaSalle's extensive research and property management organization with employees in more than 1125 markets in 50 countries on five continents.

The subadvisory agreement in respect of the Monthly Dividend Fund (the "MDF Sub-Agreement") between Seligman and LaSalle Securities US was initially approved by the Board of Directors at a Meeting held on July 2, 2003 and by the sole shareholder on July 2, 2003. The subadvisory agreement in respect of the Global Fund (the "GF Sub-Agreement") between Seligman and LaSalle Securities US (which provides for the retention of LaSalle Securities B.V.) was initially approved by the Board of Directors at a Meeting held on [November XX, 2006] and by the sole shareholder on [November XX, 2006]. Each of the MDF Sub-Agreement and GF Sub-Agreement (collectively, the "Subadvisory Agreements") will continue in effect until December 31 of each year, if such continuance is approved in the manner required by the 1940 Act (i.e., by the vote of a majority of the Board of Directors or of the outstanding voting securities of the particular Fund and by a vote of a majority of the Directors who are not parties to the GF Sub-Agreement or the MDF Sub-Agreement (as the case may be) or interested persons of any such party). The Subadvisory Agreements may be terminated at any time, without payment of penalty, by the Funds on 60 days' written notice to LaSalle Securities US by vote of the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund. After December 31, 2006 and December 31, 2007 in respect of the Monthly Dividend Fund and the Global Fund, respectively (each, a "Commitment Date"), a Subadvisory Agreements also may be terminated by LaSalle Securities US or Seligman as of the end of any calendar year upon not less than 60 days' written notice to the other and to the applicable Fund. The Subadvisory Agreements will automatically terminate in the event of their assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement. In the event that a Subadvisory Agreement terminates before its respective Commitment Date as a result of an assignment of the Subadvisory Agreement or termination of the Management Agreement, LaSalle Securities US agrees that, if requested by the Board of Directors and Seligman, LaSalle Securities US shall make its advisory services available to the Funds (and the advisory services of LaSalle Securities B.V. in respect of the

Global Fund) and Seligman on terms no less favorable to the applicable Fund and Seligman than provided in the applicable Subadvisory Agreement.

Pursuant to the terms of the Subadvisory Agreements, LaSalle Securities US will
(i) participate in the development of the Funds' overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to each Fund with respect to existing and potential investments in securities, including company visits and meetings with management, (iii) determine securities and other assets for investment,
(iv) select brokers and dealers, and (v) cause the execution of trades, provided that, until LaSalle Securities US is notified otherwise by Seligman, Seligman shall determine (in consultation with LaSalle Securities US) the amount of assets that shall be Uninvested Assets (as defined below) of each Fund and retain the authority and responsibility for investment and reinvestment of Uninvested Assets. "Uninvested Assets" means any assets of a Fund that are in cash, cash equivalents or money market instruments.

Under an agreement between LaSalle Securities US and LaSalle Securities B.V. in respect of the Global Fund, LaSalle Securities B.V. shall (i) assist in the development of the Global Fund's overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Global Fund with respect to existing and potential investments in securities of issuers in the United Kingdom and continental Europe, including company visits and meetings with management, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and (v) cause the execution of trades. In providing these services, LaSalle Securities B.V. will conduct, in coordination with LaSalle Securities US, a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Global Fund's assets in respect of securities domiciled in the United Kingdom and Continental Europe. LaSalle Securities B.V. shall also provide such reports and other information to Seligman or the Board as such persons may reasonably request.

The Subadvisory Agreements provide that LaSalle Securities US will not be liable to the Funds and that LaSalle Securities B.V. will not be liable to the Global Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the relevant Subadvisory Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the applicable Subadvisory Agreement.

Each Fund pays all of its expenses other than those assumed by Seligman, LaSalle Securities US or LaSalle Securities B.V. (in respect of the Global
Fund), including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying each Fund and its shares under Federal and State securities laws and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Series not employed by or serving as a director of Seligman, LaSalle Securities US or LaSalle Securities B.V. or their respective affiliates, insurance premiums, interest on borrowings, and extraordinary expenses such as litigation expenses.


Principal Underwriter


Seligman Advisors, Inc., an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund of the Series and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Series. Those individuals identified above under "Management Information" as directors or officers of both the Series and Seligman Advisors are affiliated persons of both entities.


Other Services Provided by the Investment Manager


Under the Management Agreement, dated July 2, 2003, subject to the control of the Board of Directors, Seligman also provides the Series with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Series' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Series.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, LaSalle Securities US and LaSalle Securities B.V. (with respect to the Global Fund only) regularly advise the Series or Seligman with respect to the Funds' investments.


Dealer Reallowances


Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:


Class A shares:

                                                      Regular Dealer
                      Sales Charge     Sales Charge    Reallowance
                        as a % of      As a % of Net    as a % of
Amount of Purchase  Offering Price(1) Amount Invested Offering Price
------------------  ----------------- --------------- --------------
Less than $50,000         4.75%            4.99%           4.25%
$50,000 - $99,999         4.00             4.17            3.50
$100,000 - $249,999       3.50             3.63            3.00
$250,000 - $499,999       2.50             2.56            2.25
$500,000 - $999,999       2.00             2.04            1.75
$1,000,000 and over          0                0               0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


Class C shares:

                                                      Regular Dealer
                      Sales Charge     Sales Charge    Reallowance
                        as a % of      As a % of Net    as a % of
Amount of Purchase  Offering Price(1) Amount Invested Offering Price
------------------  ----------------- --------------- --------------
Less than $100,000        1.00%            1.01%           1.00%
$100,000 - $249,999       0.50             0.50            0.50
$250,000 - $999,999          0                0               0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).


Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. With respect to the Monthly Dividend Fund for its fiscal years ended December 31, 2005 and 2004, Seligman Services received commissions in the amount of $1,407 and $841, and for the period from July 16, 2003 through December 31, 2003, Seligman Services received commissions in the amount of $38.


Rule 12b-1 Plan


Each Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of that Fund's Class A, Class B, Class C, Class D and Class R shares (There is no administration, shareholder services and distribution fee in respect of either Funds' Class I shares). Payments under the 12b-1 Plan may include, but are not limited to:
(1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in each Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to each Funds' shareholders; and (3) otherwise promoting the sale of shares of a Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Series. Payments made by each Fund under its 12b-1 Plan are intended to be used to encourage sales of that Fund, as well as to discourage redemptions.

Fees paid by a Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Directors. The Funds may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board of Directors of the Series.


Class A


Under its 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund's Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs they incur in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from such Fund in any other fiscal year. If a Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Monthly Dividend Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended December 31, 2005 was $92,174, equivalent to 0.25% per annum of the Class A shares' average daily net assets.


Class B


Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from such Fund in any other fiscal year; however, in any fiscal year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts, (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Monthly Dividend Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended December 31, 2005 was $138,532, equivalent to 1.00% per annum of the Class B shares' average daily net assets.


Class C


Under its 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge ("CDSC") proceeds during the first eighteen months, twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption, and Pricing of Shares") to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount paid by the Monthly Dividend Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended December 31, 2005 was $266,527, equivalent to 1.00% per annum of the Class C shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2005, Seligman Advisors incurred $530,530 of expenses in respect of the Monthly Dividend Fund's Class C shares that were not reimbursed from the amount received from that Fund's 12b-1 Plan. This amount is equal to 2.26% of the net assets of Class C shares at December 31, 2005.

If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class C shares.


Class D


Under its 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or,
(B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount paid by the Monthly Dividend Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended December 31, 2005 was $79,635, equivalent to 1.00% per annum of the Class D shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2005, Seligman Advisors incurred $63,376 of expenses in respect of the Monthly Dividend Fund's Class D shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 0.86% of the net assets of Class D shares at December 31, 2005.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class D shares.


Class R


Under its 12b-1 Plan, each Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:


Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.


Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of a Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount paid by the Monthly Dividend Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended December 31, 2005 was $3,405, equivalent to 0.50% per annum of the Class R shares' average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of a Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year no Fund is obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2005, Seligman Advisors incurred $24,737 of expenses in respect of the Monthly Dividend Fund's Class R shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 3.25% of the net assets of Class R shares at December 31, 2005.

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to Seligman Advisors with respect to Class R shares.

Payments made by the Monthly Dividend Fund under the 12b-1 Plan for the fiscal year ended December 31, 2005, were spent on the following activities in the following amounts:



                               Class A Class B  Class C  Class D Class R
                               ------- -------- -------- ------- -------
Compensation to underwriters   $   -0- $    -0- $ 81,899 $26,094 $   12
Compensation to broker/dealers  92,174   34,581  184,628  53,541  3,393
Other Compensation*                     103,951


* Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.


The Monthly Dividend Fund's 12b-1 Plan was approved on July 2, 2003 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by the sole shareholder of the Fund on July 2, 2003. The Global Fund's 12b-1 Plan was approved on [November __, 2006] by the Board of Directors, including a majority of the Directors who are not "interested persons" of the Series and who are Qualified Directors, and was approved by the sole shareholder of the Fund on [November __, 2006]. The 12b-1 Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Series and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. A 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under a 12b-1 Plan is proposed to be increased materially, the Funds will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or
(2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Series be made by such disinterested Directors. The 12b-1 Plans will be reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended December 31, 2005 and 2004 and for the period July 16, 2003 through December 31, 2003, Seligman Services received distribution and service fees pursuant to the Monthly Dividend Fund's 12b-1 Plan of $3,042, $1,650 and $520, respectively.


Other Service Providers


SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Series are also officers and directors of SDC.


                              Portfolio Managers


The following tables set forth certain additional information with respect to the members of the investment team of LaSalle Securities US, the subadviser to the Monthly Dividend Fund and the Global Fund, and a portfolio manager of LaSalle Securities B.V., an additional subadviser to the Global Fund. For purposes of this discussion and the discussion of "Compensation/Material Conflicts of Interest", below, each is referred to as an "Investment Team Member", or collectively, the "Investment Team"). Unless noted otherwise, all information is provided as of [November 30, 2006].

Other Accounts Managed by the Investment Team. Set forth below, by Fund, for each Investment Team Member is (i) a Table A which identifies, for each Investment Team Member, the number of accounts managed (other than the Fund managed by the particular Investment Team Member) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts and; (ii) a separate Table B, as applicable, which identifies, for each of the Investment Team Members, only those accounts that have an advisory fee based on the performance of the account.

Global Fund

Table A



Investment
Team                        Other Registered            Other Pooled
Members                   Investment Companies       Investment Vehicles             Other Accounts
----------------------- ------------------------ ---------------------------- ----------------------------
Ernst Jan de Leeuw      [] Registered Investment [] Pooled Investment         [] Other Accounts with
LaSalle Securities B.V. Companies.               Vehicles with [] million in  approximately [] billion in
                                                 total assets under           total assets under
                                                 management.                  management.

Stanley J. Kraska       [] Registered Investment [] Pooled Investment         [] Other Accounts with
LaSalle Securities US   Companies.               Vehicles with [] million in  approximately [] billion in
                                                 total assets under           total assets under
                                                 management.                  management.

George J. Noon, CFA     [] Registered Investment [] Pooled Investment         [] Other Accounts with
LaSalle Securities US   Companies.               Vehicles with [] million in  approximately [] billion in
                                                 total assets under           total assets under
                                                 management.                  management.

Keith R. Pauley, CFA    [] Registered Investment [ ] Pooled Investment        [] Other Accounts with
LaSalle Securities US   Companies.               Vehicles with $[] million in approximately $[] billion in
                                                 total assets under           total assets under
                                                 management.                  management.



Global Fund

Table B



Investment
Team                        Other Registered         Other Pooled
Members                   Investment Companies    Investment Vehicles         Other Accounts
----------------------- ------------------------ --------------------- ----------------------------
Ernst Jan de Leeuw      [] Registered Investment [ ] Pooled Investment [] Other Accounts with
LaSalle Securities B.V. Companies.               Vehicles.             approximately $[] million in
                                                                       total assets under
                                                                       management.

Stanley J. Kraska       [] Registered Investment [ ]Pooled Investment  [] Other Accounts with
LaSalle Securities US   Companies.               Vehicles.             approximately $[] million in
                                                                       total assets under
                                                                       management.

George J. Noon, CFA     [] Registered Investment [ ] Pooled Investment [] Other Accounts with
LaSalle Securities US   Companies.               Vehicles.             approximately $[] million in
                                                                       total assets under
                                                                       management.

Keith R. Pauley, CFA    [] Registered Investment []Pooled Investment   [ ]Other Accounts with
LaSalle Securities US   Companies.               Vehicles.             approximately $[] million in
                                                                       total assets under
                                                                       management.

Monthly Dividend Fund

Table A



                        Other Registered Investment   Other Pooled Investment
Investment Team Members          Companies                   Vehicles                   Other Accounts
----------------------- --------------------------- ---------------------------- ----------------------------
 Stanley J. Kraska       [] Registered Investment   [] Pooled Investment         [] Other Accounts with
 LaSalle Securities US   Companies.                 Vehicles with [] million in  approximately [] billion in
                                                    total assets under           total assets under
                                                    management.                  management.

 George J. Noon, CFA     [] Registered Investment   [] Pooled Investment         [] Other Accounts with
 LaSalle Securities US   Companies.                 Vehicles with [] million in  approximately [] billion in
                                                    total assets under           total assets under
                                                    management.                  management.

 Keith R. Pauley, CFA    [] Registered Investment   [ ] Pooled Investment        [] Other Accounts with
 LaSalle Securities US   Companies.                 Vehicles with $[] million in approximately $[] billion in
                                                    total assets under           total assets under
                                                    management.                  management.



Monthly Dividend Fund

Table B



                            Other Registered         Other Pooled
Investment Team Members   Investment Companies    Investment Vehicles         Other Accounts
----------------------- ------------------------ --------------------- ----------------------------
 Stanley J. Kraska      [] Registered Investment [ ]Pooled Investment  [] Other Accounts with
 LaSalle Securities US  Companies.               Vehicles.             approximately $[] million in
                                                                       total assets under
                                                                       management.

 George J. Noon, CFA    [] Registered Investment [ ] Pooled Investment [] Other Accounts with
 LaSalle Securities US  Companies.               Vehicles.             approximately $[] million in
                                                                       total assets under
                                                                       management.

 Keith R. Pauley, CFA   [] Registered Investment []Pooled Investment   [ ]Other Accounts with
 LaSalle Securities US  Companies.               Vehicles.             approximately $[] million in
                                                                       total assets under
                                                                       management.



Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Investment Team Member compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the Investment Team's management of the Funds' investments and investments in other accounts.

Compensation:


Compensation for Investment Team Members consists of a base salary and incentive compensation that is based primarily upon performance of the particular Investment Team and that of the subadviser with which an Investment Team Member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients' portfolios and/or the performance of stock recommendations against a sector index (generally the NAREIT Equity REIT Index or the Wilshire REIT Index in respect of the Investment Team Members of LaSalle Securities US, or the EPRA Euro Zone Index and EPRA Europe Index in respect of the Investment Team Member of LaSalle Securities B.V.) is one factor included in professional employee evaluations, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle, the subadvisers' publicly-traded parent, is available to and expected of senior professionals. The major components of Jones Lang LaSalle's comprehensive equity ownership program are: (1) Stock Ownership Program--credits employees with a portion of their incentive compensation in the form of restricted stock; (2) Employee Stock Purchase Plan at a discount to market value through a payroll deduction plan (available to employees of LaSalle Securities US) and; (3) Stock Award Incentive Plan rewards key employees of the firm with stock awards, in the form of restricted stock units or options, based on the strength of their individual contributions.


Conflicts of Interest:


Since the Investment Team manages other accounts in addition to the Funds, conflicts of interest may arise in connection with the Investment Team's management of a Fund's investments on the one hand and the investments of such other accounts on the other hand. Conflicts may arise related to:
(1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts and (3) different advice for different accounts, primarily driven by the account's investment objectives. LaSalle Securities US and LaSalle Securities B.V. believe that conflicts are largely mitigated by their respective Code of Ethics, which prohibits ownership by the Investment Team Members (except through a mutual fund) of securities of the type the Funds invest in, and various policies and procedures it has adopted, including the master trading schedule it maintains to proportionately allocate purchases and sales to each account by tracking the target weight for each holding and establishing the required shares to reach those targets.

Securities Ownership. As of [______], none of the Investment Team Members owned shares of the Funds.


                  Portfolio Transactions and Other Practices

Portfolio Transactions


LaSalle Securities US and LaSalle Securities B.V. (as the case may be) will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Funds. Consistent with this policy, the subadvisers may give consideration to the research, statistical and other services furnished by brokers to the subadvisers for their use in connection with their services to the Funds, as well as to other clients. When two or more investment advisory clients of a subadviser desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by that subadviser in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, each Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.

For the years ended December 31, 2005 and 2004 and for the period from July 16, 2003 until December 31, 2003, the Monthly Dividend Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $130,717, $139,525 and $50,135 respectively. The increase in 2004 was due to, among other factors, the increase in portfolio turnover discussed above.

Commissions


Each Fund will incur commissions in connection with the purchase and sale of portfolio securities. For the fiscal year ended December 31, 2005, the Monthly Dividend Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, Seligman Advisors, LaSalle Securities US or LaSalle Securities B.V.


Brokerage Selection


The subadvisers select broker-dealers with the goal of obtaining "best execution". The subadvisers will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and the subadvisers in connection with their services to clients other than a Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, the subadvisers offers their retail products (via their relationship with Seligman) primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for a Fund will have a relationship with Seligman or LaSalle Securities US and LaSalle Securities B.V. (as the case may be) or its affiliates to distribute shares of the investment companies or other investment products offered by the subadvisers or Seligman.

In connection with any agency trades, the subadvisers determine the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Each subadviser monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for a Fund in light of current market conditions, statistical studies and other available information.


Regular Broker-Dealers


During the fiscal year ended December 31, 2005, the Monthly Dividend Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                      Capital Stock and Other Securities

Capital Stock


Shares of capital stock of each Fund have a par value of $.001 and are divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of a Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. Each Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series' Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plans and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities


The Series has no authorized securities other than common stock.


                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A


Purchase Price. Class A shares of each Fund of the Series may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of each Fund of the Series may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, Seligman and LaSalle Securities US and LaSalle Securities B.V. and their respective affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


If you are eligible to purchase Class A shares without a sales charge, or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund in the Series and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the "Breakpoint Discounts").


The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares, with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. See the Class C sales charge schedule of Breakpoint Discounts in the applicable Prospectus.


Persons Entitled to Reductions. Reductions in initial sales charges apply to purchases of Class A shares and, independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A single person includes: an individual; members of a family unit comprising, husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


   1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund's Prospectus, reports, and other shareholder communications.

   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or a Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.


   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Funds may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or
(2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Fund's shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However,
Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Series' shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

BISYS Plans. Plans that (i) own Class B shares of any Seligman mutual fund and
(ii) participate in Seligman Growth 401(k) through BISYS's third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:


(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in a Fund's shares;


(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)   to financial institution trust departments;


(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of a Fund's shares;


(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;


(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of a Fund;


(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors or to a "fund of funds" in the Seligman Group;

(9)   to certain "eligible employee benefit plans" as discussed above;


(10) to those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by Seligman, or to their directors or trustees;

(11) in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12) to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in
      Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts", for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation or Letter of Intent, are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                  CDSC
--------------------                  ----
Less than 1 year                       5%
1 year or more but less than 2 years   4%
2 years or more but less than 3 years  3%
3 years or more but less than 4 years  3%
4 years or more but less than 5 years  2%
5 years or more but less than 6 years  1%
6 years or more                        0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.


Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of a Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.


Class C


Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D


Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not convert to Class A shares.


Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders of a Fund who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares of each Fund of the Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:


(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
      Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
      70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;


(3) in whole or in part, in connection with shares sold to current and retired Directors of the Series;


(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)   in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9) on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I


Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Funds are described in the Series' Prospectus for the Class I shares.


Fund Reorganizations


Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if such Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, a Fund may accept securities in payment for that Fund's shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for a Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities of the Funds. Any securities accepted by a Fund in payment for that Fund's shares will have an active and substantial market and have a value which is readily ascertainable.


Offering Price


When you buy or sell shares of a Fund, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of a Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The dividends paid with respect to the Class B, Class C, Class D and Class R shares of a Fund will generally be lower than the dividends paid with respect to the Class A shares as a result of the higher 12b-1 fees with respect to such shares, which, in turn, will be lower than the dividends paid with respect to the Class I shares, which have no 12b-1 fee and which may have lower other expenses.

Generally, each Fund's portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on an over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or securities market or for which there is no last sales price are valued at the mean of the most recent bid and asked price (except in the case of open short positions where the asked price is available), or by Seligman based on quotations provided by primary market makers in such securities.

In addition, trading in most foreign securities markets, as well as US government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of the securities used in computing the net asset value of the shares of each Fund are generally determined as of such times. However, since the closing prices for securities traded on markets and exchanges outside the US may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Series has authorized, with respect to Global Fund, the use of a third party pricing service on a regular basis to recommend adjustments to the local closing prices of certain foreign securities in order to determine the fair value of such securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional exchange-traded funds or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, for both Funds, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors. Any or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with 60 days or less remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by a Fund will be subtracted from its net asset value.

For purposes of determining the net asset value per share of a Fund, all in accordance with procedures approved by the Board of Directors assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


Specimen Price Make-Up


Under the current distribution arrangements between each Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class B, Class D, Class I and Class R shares are sold at NAV/(2)/. Using each Fund Class's NAV at the date indicated in the table below, the maximum offering price of each Fund's shares is as follows:



                                                                      Monthly
                                                                   Dividend Fund        Global Fund
                                                                ------------------- -------------------
                                                                (December 31, 2005) (December __, 2006)
                                                                ------------------- -------------------
Class A
   Net asset value and offering price per share                        $8.70               $7.14
   Maximum initial sales charge (4.75% of offering price)               0.43                0.36
                                                                       -----               -----
   Offering price to public                                            $9.13               $7.50
                                                                       =====               =====
Class B
   Net asset value and offering price per share/(2)/                   $8.69               $7.14
                                                                       =====               =====
Class C
   Net asset value and offering price per share                        $8.69               $7.14
   Maximum initial sales charge (1.00% of offering price/(1)/)          0.09                0.07
                                                                       -----               -----
   Offering price to public                                            $8.78               $7.21
                                                                       =====               =====
Class D
   Net asset value and offering price per share/(2)/                   $8.69               $7.14
                                                                       =====               =====
Class I
   Net asset value and offering price per share                        $8.70               $7.14
                                                                       =====               =====
Class R
   Net asset value and offering price per share/(2)/                   $8.69               $7.14
                                                                       =====               =====

--------

/(1)/ In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within eighteen months of purchase (twelve months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption, and Pricing of Shares".

/(2)/ Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of purchase of a retirement plan's initial purchase.

Redemption in Kind


The procedures for selling a Fund's shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities of a Fund is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by a Fund of its shares impracticable or when it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of Fund shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering


As part of the Series' responsibility for the prevention of money laundering, you may be required by the Series, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Fund. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares.


The Fund has no arrangements with any person to permit frequent trading of a Fund's shares.

                             Taxation of the Funds

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be ubject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net ordinary income and the excess of net short-term capital gains over net long-term capital losses are distributed to shareholders each year. Each Fund anticipates distributing substantially all of this income for each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Funds and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"), as extended by the Tax Increase Prevention and Reconciliation Act of 2006 ("TIPRA"), (effective for taxable years after December 31, 2002 through December 31, 2010) qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). REIT distributions received by a Fund generally will not constitute qualified dividend income. Dividends from domestic corporations may comprise some portion of a Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which qualify for the reduced rate for qualified dividend income or the dividends-received deduction.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal tax distributions of net capital gains at a maximum rate of 15% if designated as derived from a Fund's capital gains from property held for more than one year and realized before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

To the extent that a Fund distributes an amount in excess of that Fund's earnings, this amount will be treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any distribution in excess of a shareholder's tax basis is treated as gain from a sale of shares.

Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Under the 2003 Tax Act and TIPRA, individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution have been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions) any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of such Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. Each Fund also may be subject to foreign taxes on capital gains realized from the sale of securities in certain countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required:
(i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund's gross income from foreign sources; and
(ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund's gains from the sale of securities will generally be treated as derived from US sources, however, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund, which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Internal Revenue Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund if the foreign taxes paid by such Fund will be "passed through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such "pass through" of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," (PFICs under the Internal Revenue Code) the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Internal Revenue Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, a Fund could elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Internal Revenue Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. To the extent treated as ordinary gains or losses, these gains or losses increase or decrease the amount of a Fund's net investment income available to be distributed to its shareholders as ordinary income.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Funds may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the applicable Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserves the right to close any account which does not have a certified taxpayer identification number.


Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Pursuant to the American Jobs Creation Act of 2004, with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund may designate distributions of short-term capital gains and "qualified interest income" as exempt from U.S. withholding tax when paid to foreign investors. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

                                 Underwriters

Distribution of Securities


The Series and Seligman Advisors are parties to a Distribution Agreement, dated July 2, 2003 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Series. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Series' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Monthly Dividend Fund for the fiscal years ended December 31, 2005 and 2004 and for the period from July 16, 2003 through December 31, 2003, amounted to $118,670, $415,817 and $327,996, respectively, of which $13,634, $47,740 and
$36,189, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Monthly Dividend Fund for the fiscal years ended December 31, 2005, 2004 and for the period from July 16, 2003 through December 31, 2003 amounted to $9,690, $78,481 and $131,622, respectively, none of which was retained by Seligman Advisors.


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Monthly Dividend Fund, received the following commissions and other compensation from the Fund during the fiscal year ended December 31, 2005:


                           Compensation on
  Net Underwriting         Redemptions and
   Discounts and             Repurchases
Commissions (Class A      (CDSC on Class A,
 and Class C Sales       Class C, Class D and      Brokerage       Other
 Charges Retained)   Class R Shares Retained) (1) Commissions Compensation (2)
-------------------- ---------------------------- ----------- ----------------
      $13,634                  $36,980               $-0-           $-0-


(1) Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by the Monthly Dividend Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan."
(2) During the fiscal year ended December 31, 2005, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D and Class R shares pursuant to the Monthly Dividend Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments


Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. With respect to purchases of Class A shares of the funds of Seligman TargetHorizon ETF Portfolios, Inc., Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described above. Such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described below. Such shares will become eligible for the applicable fee described below once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The payment schedule, for each calendar year, in respect of the funds of Seligman TargetHorizon ETF Portfolios, Inc. is 0.25% of sales.

The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.


The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the applicable Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                   Calculation of Yield and Performance Data


The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class's maximum initial sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.


Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in a Fund over a stated period.


Historical Investment Results


As the Global Fund is new, no performance information is available as of the date hereof.

During the periods for which performance is presented, Seligman has reimbursed the Monthly Dividend Fund's other expenses (other than management fees and 12b-1 fees) to the extent they exceeded 0.45% per annum of the average daily net assets. Without such reimbursement, returns would have been lower.


Class A


The average annual total return for the Monthly Dividend Fund's Class A shares for the one-year period ended December 31, 2005 and for the period from July 16, 2003 (commencement of offering of Class A shares) through December 31, 2005 were 0.35% and 16.14%, respectively. These returns were computed by subtracting the maximum initial sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Monthly Dividend Fund's Class A shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Monthly Dividend Fund's Class A shares for the period from July 16, 2003 (commencement of offering of Class A shares) through December 31, 2005 was 44.55%. Thus, a $1,000 investment in Class A shares made on July 16, 2003 had a value of $1,445 on December 31, 2005.


Class B


The average annual total return for the Monthly Dividend Fund's Class B shares for the one-year period ended December 31, 2005 and for the period from July 16, 2003 (commencement of offering of Class B shares) through December 31, 2005 were (0.12)% and 16.66%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Monthly Dividend Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Monthly Dividend Fund's Class B shares for the period from July 16, 2003 (commencement of offering of Class B shares) through December 31, 2005 was 46.17%. Thus, a $1,000 investment in Class B shares made on July 16, 2003 had a value of $1,462 on December 31, 2005.

Class C


The average annual total return for the Monthly Dividend Fund's Class C shares for the one-year period ended December 31, 2005 and for the period from July 16, 2003 (commencement of offering of Class C shares) through December 31, 2005 were 2.64% and 17.17%. These returns were computed by subtracting the maximum initial sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Monthly Dividend Fund's Class C shares, if any, were reinvested over the relevant time period. Return from inception reflects automatic conversion to Class A shares approximately eight years after inception date. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Monthly Dividend Fund's Class C shares for the period from July 16, 2003 (commencement of offering of Class C shares) through December 31, 2005 was 47.73%. Thus, a $1,000 investment in Class C shares made on July 16, 2003 had a value of $1,477 on December 31, 2005.


Class D


The average annual total return for the Monthly Dividend Fund's Class D shares for the one-year period ended December 31, 2005 and for the period from July 16, 2003 (commencement of offering of Class D shares) through December 31, 2005 were 3.64% and 17.63%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Monthly Dividend Fund's Class D shares for the period from July 16, 2003 (commencement of offering of Class D shares) through December 31, 2005 was 49.17%. Thus, a $1,000 investment in Class D shares made on July 16, 2003 had a value of $1,492 on December 31, 2005.


Class I


The average annual total return for the Monthly Dividend Fund's Class I shares for the one-year period ended December 31, 2005 and for the period from November 24, 2003 (commencement of offering of Class I shares) through December 31, 2005 were 5.55% and 17.12%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Monthly Dividend Fund's Class I shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Monthly Dividend Fund's Class I shares for the period from November 24, 2003 (commencement of offering of Class I shares) through December 31, 2005 was 39.46%. Thus, a $1,000 investment in Class I shares made on November 24, 2003 had a value of $1,395 on December 31, 2005.


Class R


The average annual total return for the Monthly Dividend Fund's Class R shares for the one-year period ended December 31, 2005 and for the period from July 16, 2003 (commencement of offering of Class R shares) through December 31, 2005 were 4.14% and 18.16%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Monthly Dividend Fund's Class R shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Monthly Dividend Fund's Class R shares for the period from July 16, 2003 (commencement of offering of Class R shares) through December 31, 2005 was 50.82%. Thus, a $1,000 investment in Class R shares made on July 16, 2003 had a value of $1,508 on December 31, 2005.

The cumulative total return for each Class of shares of the Monthly Dividend Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A and Class C shares; determining total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculation the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


                             Financial Statements


The Mid-Year Report to Shareholders of the Monthly Dividend Fund for the period ended June 30, 2006, contains a portfolio of the investments of the Fund as of June 30, 2006, as well as certain other financial information as of this date. The financial statements and notes included in the Mid-Year Report, which are unaudited, are incorporated herein by reference.

The Annual Report to Shareholders of the Monthly Dividend Fund for the fiscal year ended December 30, 2005, contains a portfolio of the investments of the Fund as of December 31, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI. The Global Fund is newly-organized, so financial statements are not yet available. Financial Highlights in respect of the Global Fund for the period ended
June 30, 2007, when available, will be published in the Series Mid-Year Report for the period ended June 30, 2007.


                              General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Series. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.


Independent Registered Public Accounting Firm. [      ], Independent Registered
Public Accounting Firm, has been selected as auditors of the Series. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A

            RATINGS OF FIXED-INCOME SECURITIES AND COMMERCIAL PAPER

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES ("S&P") FIXED-INCOME SECURITIES

An S&P's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, in as much as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

..   Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

..   Nature of and provisions of the obligation;

..   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
FIXED-INCOME SECURITIES

Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

PART C. OTHER INFORMATION

Item 23. Exhibits.


        All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which will be filed by amendment.

(a)(1) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(a)(2)  *Articles Supplementary.

(b) Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed on April 28, 2006.)


(c)     Instruments Defining Rights of Security Holders (See Item 23(a) and
        23(b)).


(d)(1) *Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated.


(d)(2) Sub-Advisory Agreement between J. & W. Seligman & Co. Incorporated and LaSalle Investment Management (Securities), L.P. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on
        July 9, 2003.)


(d)(3) *Sub-Advisory Agreement between J. & W. Seligman & Co. Incorporated and LaSalle Investment Management (Securities), L.P. in respect of the Seligman LaSalle Global Real Estate Fund, a series of the Registrant.

(d)(4)  *Waiver/Reimbursement Agreement.


(e)(1) Form of Distribution Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's
        Post-Effective Amendment No. 1 filed on July 9, 2003.)

(e)(2) Form of Sales Agreement between Seligman Advisors, Inc. and Dealer/Bank. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(e)(3) Form of Retail Fund Participation Agreement by and among Hartford Life Insurance Company, the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(f) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(g) Custody Agreement between Registrant and State Street Bank and Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(h)     Not Applicable.

(i) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)


(i)(2) *Opinion and Consent of Counsel in respect of Seligman LaSalle Global Real Estate Fund.


(j)     Consent of Independent Registered Public Accounting Firm.

(k)     Not Applicable

(l) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, B, C, D, and R shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)


(l)(2) *Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, B, C, D, I and R shares between Registrant (on behalf of Seligman LaSalle Global Real Estate Fund) and Seligman Advisors, Inc.


(m)(1) Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(2) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(3) Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(4)  Form of Selected Dealer Agreement between Merrill Lynch Pierce,
        Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(5) Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(6) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(8) Form of Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(m)(10) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

(n) Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on
        July 9, 2003.)

(p)(1) Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)


(p)(2) *Amended and Restated Code of Ethics of LaSalle Investment Management (Securities), L.P.

(p)(3) *Amended and Restated Code of Ethics of LaSalle Investment Management Securities B.V.


(Other Exhibits)
              (a) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on July 9, 2003.)

Item 24. Persons Controlled by or Under Common Control with Registrant. None.


Item 25. Indemnification. Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as an exhibit to Registrant's Registration Statement filed on April 28, 2006 and
         Article X of Registrant's By-laws filed as an exhibit to Registrant's Registration Statement filed on April 28, 2006.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 43 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828), filed on January 30, 2006.


         LaSalle Investment Management (Securities), L.P ("LaSalle Securities U.S.") and LaSalle Invetment Management Securities B.V. ("LaSalle Securities B.V.") are the Registrant's sub-advisers and each is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of LaSalle Securities U.S. and LaSalle Securities B.V., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV, filed by (i) LaSalle Securities U.S., pursuant to the Advisers Act (SEC File No. 801-48201), filed on March 22, 2006 and
         (ii) LaSalle Securities B.V., pursuant to the Advisers Act (SEC File No. 801-55692), filed on March 22, 2006.

Item 27. Principal Underwriters.


(a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter follow: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.


(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:
        (Unless otherwise noted, the principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.)

                            Seligman Advisors, Inc.

                           As of September 30, 2006



        (1)                       (2)                       (3)
Name and Principal        Positions and Offices     Positions and Offices
Business Address          with Underwriter          with Registrant
------------------        ------------------------- ------------------------
William C. Morris*        Chairman of the Board     Chairman of the Board
                          and Director
Brian T. Zino*            Director                  President, Director and
                                                    Chief Executive Officer
Charles W. Kadlec*        Director and President    None
David F. Stein*           Director                  None
Rodney G.D. Smith*        Director                  None
John H. Clark             Director                  None
John B, Cunningham        Director                  None
Neil T. Eigen             Director                  None
Thomas M. Moles           Director                  None
Paul H. Wick              Director                  None
Richard M. Potocki*       Managing Director,        None
                          Director of Sales
Jonathan G. Evans*        Managing Director, Sales  None
Bruce M. Tuckey*          Managing Director, Sales  None
Andrew S. Veasy*          Managing Director, Sales  None
Thomas G. Rose*           Senior Vice President,    Vice President
                          Finance
James R. Besher*          Senior Vice President,    None
                          Regional Sales
Gerald I. Cetrulo, III*   Senior Vice President,    None
                          Sales
Arthur A. Condron*        Administration and        None
                          Director., Wealth
                          Management Services
Peter W. Quinn*           Senior Vice President,    None
                          Wealth Management
                          Services
Jeffrey S. Dean*          Senior Vice President,    None
                          Director of Operations
                          and Business Planning
Kenneth J. Dougherty*     Senior Vice President,    None
                          Sales
T. Wayne Knowles*         Senior Vice President,    None
                          Divisional Sales Director
Michelle L. Rappa*        Senior Vice President,    None
                          Director of Marketing

                            Seligman Advisors, Inc.
                           As of September 30, 2006



        (1)                       (2)                       (3)
Name and Principal        Positions and Offices     Positions and Offices
Business Address          with Underwriter          with Registrant
------------------        ------------------------- ------------------------
Ronald W. Pond*           Senior Vice President,    None
                          Divisional Sales Director
Thomas P. Parnell*        Senior Vice President,
                          Sales
J. Jeffery Rold*          Senior Vice President,    None
                          Divisional Sales Director
Jeffery C. Pleet*         Senior Vice President,    None
                          Regional Retirement
                          Plans Manager
Judith L. Lyon*           Senior Vice President,    None
                          Sales
Joseph J. Williams, Jr.*  Senior Vice President,    None
                          Sales
John H. Pierucki*         Senior Vice President,    None
                          Regional Sales
Marcie L. Blanco*         Vice President, Regional  None
                          Retirement Plans Manager
Matthew K. Scott*         Vice President, Regional  None
                          Retirement Plans Manager
Daniel R. Molloy*         Vice President, Regional  None
                          Retirement Plans Manager
Michael J. Ferry*         Vice President, Regional  None
                          Retirement Plans Manager
Emily H. Calcagno*        Vice President, National  None
                          Accounts
Nicole C. Grogan*         Vice President, Manager,  None
                          Sales Administration and
                          Planning Managed Money
Peter J. Campagna*        Vice President,           None
                          Portfolio Advisory,
                          Managed Money
Helen Delman*             Vice President, Product   None
                          Development
Matthew Witschel*         Vice President, Manager   None
                          of Internal Sales
Steven J. Ralff*          Vice President, Product   None
                          Manager
Paula A. Smith*           Senior Vice President,    None
                          Director of Retirement
                          Plans
Gary A. Terpening*        Vice President, Product   None
                          Manager
Matthew F. Saunders*      Vice President, Product   None
                          Manager
William DeSanto*          Senior Vice President,    None
                          Director of Product
                          Management
Sean C. Hausman*          Vice President, Regional  None
                          Sales
Brian C. Kelleher*        Vice President, Regional  None
                          Sales
James M. Wing*            Vice President, Regional  None
                          Sales
John Kielmeyer*           Vice President, Regional  None
                          Sales

Jennifer Danzi*           Vice President, Regional  None
                          Sales
Frank J. Nasta*           Director and Corporate    Secretary
                          Secretary
Paul B. Goucher*          Assistant Corporate       None
                          Secretary
Jennifer G. Muzzey*       Assistant Corporate       None
                          Secretary
Joseph L. D'Alessandro*   Assistant Corporate       None
                          Secretary
Albert A. Pisano*         Senior Vice President,    None
                          Chief Compliance Officer
Katherine J. Shetler*     Vice President and        None
                          Treasurer



PART C. OTHER INFORMATION (continued)

                            Seligman Advisors, Inc.
                           As of September 30, 2006



        (1)                       (2)                       (3)
Name and Principal        Positions and Offices     Positions and Offices
Business Address          with Underwriter          with Registrant
------------------        ------------------------  ------------------------
Julie S. Rosenberg*       Assistant Treasurer       None
Lawrence P. Vogel*        Assistant Treasurer       Vice President and
                                                    Treasurer
Richard C. Dluzniewski*   Assistant Treasurer       None
Jennie Haluska*           Assistant Treasurer       None
Sandra Floris*            Assistant Vice            None
                          President, Order Desk
Keith R. Landry*          Vice President, Manager,  None
                          Order Desk
Karen Billias*            Vice President,           None
                          Retirement Marketing
Seth J. Barron*           Assistant Vice            None
                          President, Wealth
                          Management Services
Lisa M. MacDonald*        Assistant Vice            None
                          President, Sales
                          Administration and
                          Planning
Oscar Lagos*              Assistant Vice            None
                          President, Operations



* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.


(c) Not Applicable.


Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant; (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant; (3) LaSalle Investment Management (Securities), L.P., 100 East Pratt Street, Baltimore, MD 21202, maintains records relating to its function as subadviser; and (4) LaSalle Investment Management Securities B.V., Herengracht 471, 1017 BS Amsterdam, The Netherlands.


Item 29. Management Services. Not applicable.

Item 30. Undertakings. Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 and has duly caused this Post-Effective Amendment No. 6 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 20th day of October, 2006.


                               SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.

                                              By: /s/ Brian T. Zino
                                                  -----------------------------
                                                  Brian T. Zino, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 has been signed below by the following persons, in the capacities indicated, on October 20, 2006.


Signature                           Title
---------                           -----
/s/ Brian T. Zino                   President, Director and Chief Executive Officer
----------------------------------  (Principal Executive Officer)
Brian T. Zino

/s/ William C. Morris               Chairman of the Board and Director
----------------------------------
William C. Morris

/s/ Lawrence P. Vogel               Treasurer (Principal Financial and
----------------------------------  Accounting Officer)
Lawrence P. Vogel


John R. Galvin, Director     )
Frank A. McPherson, Director )
Betsy S. Michel, Director    )   /s/ Brian T. Zino
                                 -------------------------------
Leroy C. Richie, Director    )   Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director   )
James N. Whitson, Director   )